EXHIBIT 10.2

Execution Counterpart

THE FAIRMONT SCOTTSDALE PRINCESS

PURCHASE AND SALE AGREEMENT

AMONG

SHR SCOTTSDALE, L.L.C.,

a Delaware limited liability company,

and

DTRS SCOTTSDALE, L.L.C.,

a Delaware limited liability company,

and

SHR SCOTTSDALE Z, L.L.C.,

a Delaware limited liability company,

COLLECTIVELY, AS SELLER

AND

FMT SCOTTSDALE OWNER, LLC

a Delaware limited liability company

and

WALTON/SHR FPH, LLC

a Delaware limited liability company

COLLECTIVELY, AS PURCHASER

June 9, 2011

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made to be effective as of the 9th day of June, 2011 (the “Effective Date”), by and among:

(1) SHR SCOTTSDALE, L.L.C., a Delaware limited liability company (“SHR”), DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company (“DTRS”), and SHR SCOTTSDALE Z, LLC, a Delaware limited liability company (“SHR Z”) (SHR, DTRS, and SHR Z are collectively referred to as, “Seller”), each having an office at 200 West Madison Street, Suite 1700, Chicago, Illinois 60606, and

(2) FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company (“New Hotel Owner”), WALTON/SHR FPH, LLC, a Delaware limited liability (“New Operating Tenant”) (New Hotel Owner and New Operating Tenant are herein collectively referred to as “Purchaser”), each having an office at 900 North Michigan Avenue, Suite 1900, Chicago, Illinois 60611.

ARTICLE I

PURCHASE AND SALE

1.1 Agreement of Purchase and Sale. Subject to the terms and on the conditions set forth in this Agreement (including, without limitation, Article III), Seller agrees to sell and convey and Purchaser agrees to purchase the following:

(a) (i) SHR’s fee simple ownership of that certain land more particularly described on Exhibit A-1 (the “Hotel Fee Component”), (ii) SHR’s leasehold interest under the Ground Lease (as defined below) in that certain land more particularly described on Exhibit A-2, and (iii) SHR Z’s fee simple ownership of that certain land more particularly described on Exhibit A-3 (the “Vacant Land”), each situated in Scottsdale, Arizona, and together with all and singular the rights and appurtenances pertaining to such land, including any appurtenant easements and any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in this clause (a) of Section 1.1 is referred to collectively as the “Land”). The term “Ground Lease” shall refer to that certain Lease dated as of December 30, 1985, by and between the City of Scottsdale, Arizona, as landlord (the “City”), and the Scottsdale Princess Partnership, as tenant, as amended by amendments dated as of November 17, 1986, April 4, 1995, December 23, 2002 (including both a 3rd amendment and a Wall and Sign Agreement) and reflected in a Memorandum of Ground Lease and Right of First Refusal dated as of November 21, 1986;

(b) the buildings, structures, fixtures and other improvements on the Land, including, without limitation, that certain hotel facility (“Hotel”) having approximately 651 guest rooms, commonly known as “The Fairmont Scottsdale Princess”, and related facilities and improvements (collectively, the “Improvements”);

(c) all tangible personal property upon the Land or within the Improvements, used in connection with the operation of the Land and the Improvements, but excluding those items described on Exhibit B (the property described in clause (c) of this Section 1.1 is referred to collectively as the “Personal Property”);

(d) all of Seller’s right, title and interest in and to any leases, subleases, licenses, concessions or similar agreements as to which it is a lessor, sub-lessor, or licensor, including any security deposits held by or on behalf of Seller (collectively, the “Leases”) more fully described on Exhibit C-1 (the “Lease Schedule”);

(e) all plans and specifications, blue prints, architectural plans, engineering diagrams and similar items located at the Hotel which relate exclusively to the Hotel, to the extent the same are transferable (the “Plans and Specifications”);

(f) all of Seller’s right, title and interest in and to (i) all contracts and agreements as more fully described on Exhibit C-2 (collectively, the “Operating Agreements”) relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of “Closing” (as such term is defined in Section 3.1) and any deposit held thereunder, (ii) all existing warranties and guaranties issued to Seller in connection with the Improvements or the Personal Property, and (iii) all leases and purchase money security agreements for any equipment, machinery, vehicles, furniture or other personal property located at the Hotel and any deposits made by or on behalf of Seller as described on Exhibit C-3 (the “Equipment Leases”) (the property described in clause (f) of Section 1.1 is referred to collectively as the “Intangibles”);

(g) all transferable consents, authorizations, variances or waivers, licenses, permits, certificates and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality relating to the Land or the Improvements (collectively, the “Licenses”), including, without limitation, those with respect to use, utilities, building, fire, life safety, traffic and zoning (but excluding any alcoholic beverage licenses) and any deposits made by or on behalf of Seller;

(h) all of Seller’s right, title and interest in and to all inventories of supplies used in connection with the operation of the Hotel, including, without limitation, paper goods, brochures, office supplies, unopened food and beverage inventory, chinaware, glassware, flatware, table linens, soap, gasoline, fuel oil, and other operational, engineering, maintenance, cleaning, housekeeping, and guest supplies currently located at the Hotel or ordered for future use at the Hotel as of Closing, subject to depletions, replacements and additions in the ordinary course of operating the Hotel (provided that Seller shall maintain its normal replenishment and replacement expenditures for such inventories until the date of Closing), and subject to any applicable transfer and use restrictions set forth in the Operating Agreements or the Leases (collectively, the “Inventory”);

(i) the books, records, files, guest registers, rental and reservation records, any customer or frequent guest lists of Seller, maintenance records and any plans, specifications and operating manuals of or held in connection with the operation and maintenance of the Hotel (collectively, the “Books”), exclusive of (i) original Books which Seller desires to retain, provided that Seller provides copies thereof to Purchaser, (ii) Seller’s income tax and accounting records, except to the extent such records relate solely to the Hotel, and (iii) any “Proprietary Materials” of the Operator (as defined below) defined in the Hotel Management Agreement (as defined below);

(j) the advance reservations and bookings for the Hotel, as the same may be amended, canceled and renewed (the “Reservations”) and advance deposits made in respect thereof (the “Reservation Deposits”);

(k) all of Seller’s right, title and interest in and to all United States, state and foreign trademarks, service marks, certification marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature, rights of publicity and privacy pertaining to the names, likeness, signature and biographical data of natural persons, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor, (ii) the goodwill of the business symbolized thereby, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringement or dilution thereof or for any injury to goodwill, (v) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vi) all payments and rights to payments arising out of the sale, lease, license assignment or other disposition thereof, excepting, however, any Operator Names, Operator Symbols or other Proprietary Materials of Operator, all as defined in the Hotel Management Agreement. The property described in this clause (k) of Section 1.1 is referred to as the “Intellectual Property”;

(l) all of Seller’s right title and interest to the assets listed on the Balance Sheet attached as SCHEDULE 1 (the “Balance Sheet”), which Balance Sheet shall be updated at Closing, including, without limitation, accounts receivable, cash including cash on hand or on deposit in any house bank, operating account, other account or reserve maintained by Seller or on Seller’s behalf in connection with the Hotel (“Balance Sheet Assets”);

(m) all of DTRS’s right, title and interest in and to that certain Hotel Management Agreement dated as of September 1, 2006 between DTRS and Fairmont Hotels & Resorts (U.S.) Inc. (“Operator”), as amended by a First Amendment to Hotel Management Agreement made as of                     , 2007 [sic], a Second Amendment to Hotel Management Agreement made as of January 1, 2010, and a letter agreement dated June 9, 2011 (collectively, the “Hotel Management Agreement”);

(n) all of DTRS’s right, title and interest in and to that certain Hotel Employment Agreement dated as of September 1, 2006 (the “Employment Agreement”) between DTRS and Scottsdale Princess Partnership, a general partnership formed under the laws of Arizona (the “Employment Company”) (the Hotel Management Agreement and the Employment Agreement are herein collectively referred to as the “Hotel Agreements”; the Operator and the Employment Company are herein collectively referred to as the “Hotel Operating Parties”); and

(o) all of Seller’s right, title and interest in (i) to that certain Bar Management Agreement dated February 1, 2008 among Seller, Operator and Gerber Group Scottsdale, LLC (“Gerber”) (the “Bar Agreement”), (ii) certain Restaurant Management Agreement dated February 11, 2008 among Seller, Operator and The Mina Group LLC (“Mina”) (the “Restaurant Agreement”), and (iii) that certain the Golf Facility Reservations and Use and Licensing Agreement dated December 20, 1985 among seller, Operator and PGA Tour, Inc. (“PGA”) (as amended, “Golf Agreement”).

1.2 Property Defined. The property described in Section 1.1 is referred to collectively as the “Property.”

1.3 Permitted Exceptions. The Property shall be conveyed subject to the matters set forth in the Title Policy attached as SCHEDULE 2 (collectively, the “Permitted Exceptions”).

1.4 Debt.

(a) Subject to Section 3.10(c), the Property shall be conveyed subject to all indebtedness (the “Mortgage Indebtedness”) described and evidenced by that certain Loan and Security Agreement dated as of September 1, 2006 (as amended, the “Mortgage Loan Agreement”) between SHR and Citigroup Global Markets Realty Corp. (together with its successors and assigns, the “Lender”).

(b) FMT Scottsdale Holdings, LLC, a Delaware limited partnership (the “Master Partnership”) shall at Closing purchase from the owner and holder thereof (the “Mezzanine Lender”) all of the right, title, and interest of the Lender in the indebtedness (the “Mezzanine Indebtedness”) described and evidenced by that certain Mezzanine Loan and Security Agreement dated as of May 9, 2007 (as amended, the “Mezzanine Loan Agreement”), between SHR Scottsdale Mezzanine, L.L.C. (the “Mezzanine Borrower”) and the predecessor-in-interest to the Mezzanine Lender.

(c) Immediately upon the acquisition by the Master Partnership of the Mezzanine Indebtedness, the Mezzanine Borrower shall assign to FMT Scottsdale Mezzanine, LLC, a Delaware limited liability company (the “New Mezzanine Borrower”), and the New Mezzanine Borrower shall assume from Mezzanine Borrower, all of Mezzanine Borrower’s right, interest, and obligation with respect to the Mezzanine Indebtedness.

1.5 Purchase Price. Seller shall sell and Purchaser shall purchase the Property for consideration equal to: (the “Purchase Price”):

(a) EIGHT HUNDRED DOLLARS ($800.00);

(b) the assumption of the Mortgage Indebtedness;

(c) the assumption of all obligations accrued or outstanding on the Closing Date (as defined in Section 3.1) under and for the Leases, Operating Agreements, Equipment Leases, Licenses, Reservations, and Hotel Agreements, and,

(d) the assumption of all other liabilities as shown on or reserved in the Balance Sheet.

Seller and Purchaser shall complete and sign an Affidavit of Property Value required in connection with the transaction setting forth information consistent with this Section 1.5.

1.6 Payment of Purchase Price. The Purchase Price shall be payable in full at Closing by:

(a) the wire transfer of immediately available federal funds to a bank account designated by Chicago Title Insurance Company (“Title Company”) in writing to Purchaser prior to the Closing; and,

(b) the assumption of the instruments and obligations set forth in Section 1.5(b) – Section 1.5(d) (collectively, the “Assumed Obligations”).

ARTICLE II

TITLE AND SURVEY

2.1 Title Examination; Commitment for Title Insurance. Purchaser obtained from the Title Company, a Report of Title dated April 1, 2011 and issued under Order No. 21120125 (the “Title Commitment”) covering the Property. Purchaser shall at Closing obtain from the Title Company an fee and leasehold owner’s policy of title insurance pursuant to Section 2.4.

2.2 Survey. The parties acknowledge that Seller has delivered to Purchaser and the Title Company Seller’s existing ALTA survey prepared by Wood/Patel dated March 28, 2011 of the Property (the “Survey”). Purchaser may, at its sole cost and expense, update and recertify the Survey.

2.3 Intentionally Omitted.

2.4 Conveyance of Title. At Closing, SHR and SHR Z, respectively, shall convey and transfer to Purchaser such title to the Property as will enable the Title Company to issue to Purchaser an ALTA extended coverage fee and leasehold owner’s policy of title insurance covering the Property, in such amount as Purchaser may elect and substantially in the form attached as SCHEDULE 2 (the “Title Policy”).

2.5 Certificates and Affidavits. In connection with issuance of the Title Policy, Seller shall deliver to Title Company customary certificates and affidavits to the Title Company, including certificates and affidavits relating to the status of leases and mechanics’ liens and other matters necessary to cause the Title Company to issue the Title Policy, but shall not be required to escrow any monies with the Title Company in connection therewith.

ARTICLE III

CLOSING

3.1 Time. The Parties shall conduct an escrow closing (the “Closing”) on June 9, 2011, as the same may be extended as provided in this Agreement (the “Closing Date”) or such other earlier date as to which the parties may agree. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 3.2 and Section 3.3, the performance of which obligations shall be concurrent conditions.

3.2 Seller’s Obligations at Closing. At the Closing, SHR, DTRS and/or SHR Z (as applicable) shall deliver to Title Company, or shall cause to be delivered to the Title Company (or to such other person or entity as the Purchaser and Seller may agree):

(a) duly executed and notarized deeds, in the form of Exhibit D-1 with the necessary changes to reflect the correct Seller (the “Deed”), conveying the Hotel Fee Component and the Vacant Land, subject to the Permitted Exceptions;

(b) four (4) duly executed and notarized counterparts from SHR of an assignment and assumption of the Ground Lease in the form of Exhibit D-2 (the “GL Assignment”);

(c) four (4) duly executed counterparts from SHR and DTRS of a bill of sale in the form of Exhibit E (the “Bill of Sale”);

(d) four (4) duly executed counterparts from SHR and DTRS of an assignment and assumption agreement with respect to the Leases in the form of Exhibit F (the “Assignment and Assumption of Leases”);

(e) four (4) duly executed counterparts from SHR and DTRS of an assignment and assumption agreement with respect to the Operating Agreements, the Licenses, Equipment Leases, other Intangibles, the Intellectual Property, the Books the Reservations, Reservation Deposits, and all other assets and liabilities shown on the Balance Sheet, in the form of Exhibit G (the “Assignment and Assumption – General”);

(f) a certificate or registration of title for any owned vehicle or other Personal Property included in the Property which requires such certification or registration, duly executed, conveying such vehicle or such other Personal Property to Purchaser;

(g) notices duly executed by DTRS in form set forth as Exhibit H which Purchaser shall send to tenants informing them of the sale of the Property and of the assignment to Purchaser of Seller’s interest in, and obligations under, the Leases (including, if applicable any security deposits) and directing that all rent and other sums payable after the Closing under the Leases shall be paid as set forth in the notice (the “Tenant Notices”);

(h) four (4) duly executed counterparts of affidavits stating that neither SHR nor SHR Z is a “foreign person” as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act in the form of Exhibit I (the “FIRPTA Affidavit”);

(i) four (4) duly executed counterparts from DTRS of an assignment and assumption agreement with respect to the Hotel Agreements in the form of Exhibit J (the “Assignment of Hotel Agreements”);

(j) four (4) duly executed counterparts from SHR Advisory, L.L.C., a Delaware limited liability company of an Asset Management Agreement in the form of Exhibit K (the “Asset Management Agreement”);

(k) four (4) duly executed counterparts from SHR Scottsdale Investor LLC, a Delaware limited liability company (“SHR Investor”) of the agreement governing the rights and obligations of the parties with respect to the Master Partnership in the form of Exhibit L-1 (the “Master Partnership Agreement”) and SHR Investor shall contribute its initial Capital Contribution (as defined in the Master Partnership Agreement) as set forth in Section 4.01 of the Master Partnership Agreement;

(l) four (4) duly executed counterparts from SHC DTRS, Inc., a Delaware corporation, of the agreement governing the rights and obligations of the parties with respect to the New Operating Tenant in the form of Exhibit L-2 (the “New Operating Tenant Agreement”);

(m) duly executed and notarized (as applicable) counterparts of assignment and assumption agreements with respect to the Mortgage Indebtedness, in such form or forms as the Lender may require (collectively, the “Assignment of Mortgage Indebtedness”);

(n) duly executed counterparts of an assignment and assumption agreement from the Mezzanine Borrower with respect to the Mezzanine Indebtedness (collectively, the “Assignment of Mezzanine Indebtedness”);

(o) the Leases, Operating Agreements and Licenses, if any, in the possession of Seller or Seller’s agents (over whom Seller has control), together with such property files and records which are material in connection with the continued operation, leasing and maintenance of the Property which, at Purchaser’s election, may be delivered outside of Escrow on the Closing Date;

(p) a Balance Sheet updated as of no more than three (3) business days prior to Closing;

(q) such evidence as the Title Company may reasonably require to issue the Title Policy including, without limitation, signed releases of recorded documents, other than Permitted Exceptions, and as to the authority of the person or persons executing documents on behalf of Seller; and

(r) such additional documents as shall be reasonably required to consummate the transaction expressly contemplated by this Agreement.

At the Closing, Seller shall deliver to Purchaser possession and occupancy of the Property, subject to the Hotel Agreements and the other Permitted Exceptions. Purchaser shall cooperate with Seller for a period of five (5) years after the Closing in case of Seller’s need in response to any legal requirements, tax audits, tax return preparation or litigation threatened or brought against Seller, by allowing Seller and its agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by Seller), at all reasonable times to examine and make copies of any and all applicable instruments, files and records delivered to Purchaser by Seller at Closing, which right shall survive the Closing.

3.3 Purchaser’s Obligations at Closing. At the Closing, New Hotel Owner shall deliver to Title Company, or shall cause to be delivered to the Title Company (or to such other person or entity as the Purchaser and Seller may agree):

(a) not later than 4:00 p.m. local time at the Property on the day of Closing, the full amount of the Purchase Price, as increased or decreased by any adjustments as herein provided, in immediately available wire transferred funds;

(b) four (4) duly executed and notarized counterparts from New Hotel Owner of the GL Assignment;

(c) four (4) duly executed counterparts from New Hotel Owner or the New Operating Tenant of the Bill of Sale;

(d) four (4) duly executed counterparts from the New Operating Tenant of the Assignment and Assumption of Leases;

(e) four (4) duly executed counterparts from New Hotel Owner and the New Operating Tenant of the Assignment and Assumption - General;

(f) four (4) duly executed counterparts from the New Operating Tenant of the Assignment of Hotel Agreements;

(g) four (4) duly executed counterparts from the Master Partnership (as defined in Section 4.3(c)) of the Asset Management Agreement;

(h) four (4) duly executed counterparts from Walton FMT Scottsdale Investors VI, L.L.C., a Delaware limited liability company (“Walton Investors”) of the Master Partnership Agreement and Walton Investors shall contribute its initial Capital Contribution as set forth in Section 4.01 of the Master Partnership Agreement;

(i) four (4) duly executed counterparts from Walton Investors of the New Operating Tenant Agreement;

(j) duly executed and notarized (as applicable) counterparts of the Assignment of Mortgage Indebtedness;

(k) duly executed counterparts from the New Mezzanine Borrower of the Assignment of Mezzanine Indebtedness;

(l) four (4) duly executed counterparts from the New Hotel Owner and the New Operating Tenant of a new operating lease for the Hotel in substantially the same form as the lease between DTRS and SHR dated as of April 11, 2007.

(m) such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser; and

(n) such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

3.4 Apportionments. There shall be no apportionments made between Seller and Purchaser.

3.5 Inventories. Purchaser shall acquire as of the Closing, as part of the Property and without additional consideration, all inventories of Operating Equipment and Operating Supplies (each as defined in the Hotel Management Agreement) at the Property at Closing.

3.6 Accounts Receivable and Accounts Payable.

(a) DTRS shall deliver to the New Operating Tenant, as part of the Property and at no additional cost, the full amount of all accounts receivable outstanding as of the date of Closing.

(b) New Hotel Owner and New Operating Tenant shall be responsible for, without credit, any accounts payable, incurred in the ordinary course of business, outstanding on the date of Closing together with all Assumed Obligations. Each of New Hotel Owner and New Operating Tenant agrees to indemnify, defend and hold each of SHR and DTRS harmless from and against any actual out-of-pocket costs or liability of Seller resulting from nonpayment or late payment of any of such accounts payable or nonfeasance, misfeasance or malfeasance with respect to the Assumed Liabilities. The provisions of this Section 3.6 shall survive Closing.

3.7 Reservation and Other Deposits. New Operating Tenant shall be responsible for the aggregate amount of any Reservation Deposits or other advance payments and deposits to the extent such Reservation Deposits or other advance payments and deposits are included on the Balance Sheet. Each of New Hotel Owner and New Operating Tenant shall indemnify and hold each of SHR and DTRS harmless from and against any actual out-of-pocket losses resulting from claims by, and liabilities to, future guests or other persons or entities which have made deposits pertaining to the application or return of the Reservation Deposits or other advance payments to the extent Seller such Reservation Deposits or other advance payments and deposits are included on the Balance Sheet. The provisions of this Section 3.7 shall survive Closing.

3.8 Closing Costs. Each of Seller and Purchaser shall pay the fees of any counsel representing it in connection with this transaction. Seller shall pay fifty percent (50%) and Purchaser shall pay fifty percent (50%) of the following: (a) the premium for the Title Policy; (b) any transfer tax, sales tax, documentary stamp tax or similar tax and any bulk sales tax which becomes payable by reason of the transfer of the Property; (c) the premiums for any endorsements to the Title Policy; (d) the cost of updating or recertifying the Survey; (e) all recording fees; and (f) all escrow fees charged by Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

3.9 Utility Services and Deposits. SHR and DTRS shall notify each utility company serving the Property to terminate SHR’s or DTRS’s account, as the case may be, effective on the Date of Closing.

3.10 Covenants of the Parties to Satisfy Requirements. Each of SHR, DTRS, New Hotel Owner, and New Operating Tenant shall cooperate in good faith to:

(a) send within two (2) business days the requisite notices to the City with respect to the assignment and assumption of the Ground Lease;

(b) achieve a transfer of the Property as contemplated in this Agreement without:

(i) material cost to SHR, DTRS, New Hotel Owner or New Operating Tenant; or

(ii) triggering any default or breach under the Mortgage Loan Agreement, or the Ground Lease; or

(iii) any amendment to the Mortgage Loan Agreement, Hotel Agreements or the Ground Lease.

3.11 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

(a) The Lender shall have acknowledged in writing that the transfer of the Property contemplated in this Agreement shall:

(i) be in conformity with Section 8.5 of the Mortgage Loan Agreement; and,

(ii) not be a default under the Mortgage Loan Agreement; or,

(iii) not result in the application of any provision of Section 18.1.2 of the Mortgage Loan Agreement.

(b) The Seller shall have achieved a restructuring of the Mortgage Indebtedness substantially on the terms and conditions set forth on Exhibit M attached hereto.

(c) The Operator and the Employment Company (as applicable) shall:

(i) have waived its rights of first offer and first refusal under Section 17.4 of the Hotel Management Agreement; and

(ii) have provided an estoppel instrument in favor of the New Operating Tenant in the form attached as Exhibit N acceptable to Purchaser (the “Hotel Agreements Estoppel”) with respect to (i) the Hotel Agreements, (ii) Bar Agreement, (iii) Restaurant Agreement, and (iv) the Golf Agreement.

(d) The Seller shall have provided an estoppel in favor of the New Hotel Owner and New Operating Tenant in the form attached as Exhibit O acceptable to Purchaser (the “Seller Estoppel”) with respect to the (i) Ground Lease, (ii) Golf Agreement, (iii) Bar Agreement, and (iv) Restaurant Agreement.

(e) The Master Partnership shall have purchased the Mezzanine Indebtedness.

(f) The representations and warranties set forth in Section 4.1 hereof shall be true and correct.

(g) There shall be no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

(h) Purchaser shall have received confirmatory environmental and structural third-party reports showing no material adverse changes from the reports received by SHR in 2006.

(i) The Title Company shall have committed to issue the Title Policy pursuant to Section 2.4 subject to the payment of any fees and expenses with respect to the Title Commitment and Title Policy (to be allocated as set forth in Section 3.8).

(j) Seller shall have performed in all material respects the covenants then to have been performed by Seller under this Agreement.

(k) There shall be no condemnation or other proceeding in eminent domain pending or threatened affecting the Property or any portion thereof.

(l) There shall be no: (i) existing violation of any applicable law with respect to the Property or the operation of the Hotel, (ii) administrative proceeding, investigation or inquiry pending or threatened with respect to any violation of any applicable law with respect to the Property or the operation of the Hotel, in either event which has or could have a material adverse effect on Purchaser’s ownership or operation of the Hotel.

(m) There shall be no: (i) litigation, arbitration, administrative or other adjudicatory proceeding or legal action pending or threatened, with respect to the Property or the operation of the Hotel, (ii) court filing, formal written charge or complaint or written request for arbitration, mediation, administrative hearing or similar legal or quasi-legal proceeding with respect to the Property or the operation of the Hotel, and (iii) no injunction, decree, order, writ or judgment outstanding with respect to the Property or the operation of the Hotel, in any event which has or could have a material adverse effect on Purchaser’s ownership or operation of the Hotel.

(n) Seller shall not have filed any petition in bankruptcy or other insolvency proceedings or proceedings for reorganization of Seller or for the appointment of a receiver or trustee for all or any substantial part of the Property, nor shall Seller have made any assignment for the benefit of its creditors or filed a petition for an arrangement, or entered into an arrangement with creditors or filed a petition for an arrangement with creditors or otherwise admitted in writing its inability to pay its debt as they become due.

(o) The financial statements for the years ended December 2007 through December 2010 and year-to-date financial statements from January through April 2011, provided to Purchaser with respect to the Hotel shall be true and correct in all material respects.

3.12 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

(a) The Title Company shall have received the Purchase Price from Purchaser for the benefit of Seller to be distributed in accordance with escrow instructions acceptable to Seller and Purchaser;

(b) The Lender shall have acknowledged in writing that the transfer of the Property contemplated in this Agreement shall:

(i) be in conformity with Section 8.5 of the Mortgage Loan Agreement; and,

(ii) not be a default under the Mortgage Loan Agreement; or,

(iii) not result in the application of any provision of Section 18.1.2 of the Mortgage Loan Agreement.

(c) There shall be no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

(d) The Master Partnership shall have executed and delivered the Asset Management Agreement.

(e) Purchaser shall have performed in all material respects the covenants then to have been performed by Purchaser under this Agreement.

(f) New Hotel Owner shall have performed its obligations to be performed at Closing under that certain Acquisition Fee Agreement dated as of the date hereof between New Hotel Owner and SHR Hotel Funding, L.L.C.

(g) There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

3.13 Failure or Waiver of Conditions Precedent.

(a) In the event any of the conditions set forth in Sections 3.11(a)-(d) or Sections 3.12(b)-(c) are not fulfilled or waived on or before June 30, 2011, the party benefited by such condition may, by written notice to the other party, terminate this Agreement, whereupon all rights and obligations hereunder of each party shall be at an end except for remedies in Article V; provided, however, that

(i) if there is a failure by either party to perform any material obligation in this Agreement to be performed by such party, such failure shall be considered a default by such party;

(ii) the rights and remedies of the parties set forth in Article V shall survive any such termination; and,

(iii) the failure by either party to terminate this Agreement by June 30, 2011 shall be deemed a waiver of the conditions set forth in Sections 3.11(a)-(d) or Sections 3.12(b)-(c).

(b) In the event any of the conditions set forth in Section 3.11 or Section 3.12, other than Sections 3.11(a)-(d) or Sections 3.12(b)-(c), are not fulfilled or waived on or before the Closing Date, the party benefited by such condition may, by written notice to the other party, terminate this Agreement, whereupon all rights and obligations hereunder of each party shall be at an end except for remedies in Article V; provided, however, that

(i) if there is a failure by either party to perform any material obligation in this Agreement to be performed by such party, such failure shall be considered a default by such party;

(ii) the rights and remedies of the parties set forth in Article V shall survive any such termination; and,

(iii) the failure by either party to terminate this Agreement by the Closing Date shall be deemed a waiver of all conditions set forth in Section 3.11 and Section 3.12.

3.14 Post Closing Deliverables. Seller shall use commercially reasonable efforts to obtain the following within thirty (30) days of Closing.

(a) An estoppel instrument, acceptable to Purchaser, from PGA and TPC with respect to the Golf Agreement in favor of the New Operating Tenant.

(b) An estoppel instrument, acceptable to Purchaser, from Gerber with respect to the Bar Agreement in favor of the New Operating Tenant.

(c) An estoppel instrument, acceptable to Purchaser, from Mina with respect to the Restaurant Agreement in favor of the New Operating Tenant.

(d) An estoppel instrument in the form attached as Exhibit P, from the City including the information set forth in Section XXXII of the Ground Lease in favor of New Hotel Owner (“Ground Lease Estoppel”) acceptable to Purchaser.

(e) A “Tax clearance certificate” from the State of Arizona and the City of Scottsdale each stating that Seller does not owe any transaction privilege taxes to the applicable jurisdiction. Until such time as Seller provides the “tax clearance certificates” and to the extent Seller fails to provide such “tax clearance certificates”, Seller and Strategic Funding shall indemnify and hold Purchaser harmless from any and all cost, liability, obligation, loss, damage or expense (including without limitation, reasonably attorney’s fees) arising from or relating to Seller’s failure to pay any tax due and payable prior to the Effective Date.

To the extent Seller provides any of the above estoppels the Seller’s liability under the Seller Estoppel shall be released. The provisions of this Section 3.14 shall survive Closing.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1 Representations and Warranties of SHR, DTRS, and SHR Z. Each of SHR, DTRS, and SHR Z hereby makes the following representations and warranties to Purchaser as of the Effective Date and these Section 4.1 representations and warranties shall be deemed remade as of Closing:

(a) Organization. Each of SHR, DTRS and SHR Z has been duly organized and is validly existing under the laws of Delaware.

(b) Authority. Each of SHR, DTRS, and SHR Z has, or will have prior to Closing, the full right and authority to enter into this Agreement and, to transfer all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by any of them. The person or persons signing this Agreement on behalf of SHR, DTRS, and SHR Z is authorized to do so.

(c) No Plan Assets. Each of SHR, DTRS and SHR Z represents, warrants and covenants that, as of the Effective, it is not, and, through the date of the Closing, it will not be, an entity deemed to hold the plan assets of any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA or any “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended, pursuant to 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

(d) Foreign Person. Seller is a “United States person” (as defined in Section 7701(a)(30)(B) or (C) of the Code) for the purposes of the provisions of Section 1445(a) of the Code.

4.2 Covenants of Seller. SHR and DTRS hereby covenant with Purchaser as follows:

(a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, DTRS shall operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof.

(b) From the Effective Date until the Closing or earlier termination of this Agreement, Seller shall not, without Purchaser’s prior written consent which shall not be unreasonably withheld, conditioned or delayed, (i) amend, extend, renew or terminate any existing Leases, Equipment Leases, Operating Agreements, or Licenses, except that Operator may amend, renew, or terminate such existing agreements as permitted under the Hotel Management Agreement, nor (ii) enter into any new Leases, Equipment Leases or Operating Agreements, without the prior written consent of Purchaser which shall not be unreasonably withheld, conditioned or delayed, except the Operator may enter into new Leases, Equipment Leases or Operating Agreements as permitted under the Hotel Management Agreement.

(c) From the Effective Date until the Closing or earlier termination of this Agreement, Seller shall not, and shall instruct Operator not to, transfer any funds from the Agency Account to the General Account (as both terms are defined in the Hotel Management Agreement), and all Balance Sheet Assets shall remain for the benefit of the Hotel and be assumed by Purchaser.

4.3 Representations and Warranties of Purchaser. Each of New Hotel Owner and New Operating Tenant hereby represents and warrants to Seller:

(a) Each of New Hotel Owner and New Operating Tenant has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out their respective obligations hereunder, and all requisite action necessary to authorize each of New Hotel Owner and New Operating Tenant to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken. The person or persons signing this Agreement on behalf of New Hotel Owner and New Operating Tenant is authorized to do so.

(b) There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against any of New Hotel Owner or New Operating Tenant which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

(c) The Master Partnership is the sole owner of the outstanding equity interests in New Hotel Owner.

(d) New Hotel Owner:

(i) is a Single Purpose Entity wholly owned (directly or indirectly) by a Permitted Borrower Transferee, Permitted Borrower Transferee Alternative, or a Pre-approved Transferee (as such terms are defined in the Mortgage Loan Agreement);

(ii) complies with, and on the Closing Date shall comply with, the representations, warranties and covenants contained in Section 4.1.29 of the Mortgage Loan Agreement; and,

(iii) is not a Disqualified Transferee (as defined in the Mortgage Loan Agreement).

4.4 Inspection Reports. To the extent New Hotel Owner or New Operating Tenant obtain any inspection reports relating to the Property, New Hotel Owner or New Operating Tenant, as applicable, shall furnish to Seller copies of such reports received relating to inspections of the Property conducted on behalf of any of New Hotel Owner or New Operating Tenant, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act (“ADA”), 42 U.S.C. §12101, et seq., if applicable).

ARTICLE V

DEFAULT

5.1 Default by Purchaser. Subject to the provisions of Section 3.13, if Purchaser fails to consummate this Agreement for any reason other than Seller’s default, or any provision of this Agreement in any material respect, Seller shall have the right to:

(a) terminate this Agreement by written notice to Purchaser, in which event none of SHR, DTRS, SHR Z or Purchaser shall have any rights or obligations under this Agreement, and neither Walton Street Capital, L.L.C. or Strategic Hotels & Resorts, Inc. shall have any obligations under that certain Summary of Terms – Sale of the Fairmont Scottsdale

Resort including, without limitation, Paragraph 5 under the heading “Transaction Timing and Conditions” within such Summary of Terms; or

(b) seek specific performance of this Agreement provided that an action for specific performance is filed on or before the date that is thirty (30) days following the scheduled Closing Date.

5.2 Default by Seller. Subject to the provisions of Section 3.13, if Seller fails to consummate this Agreement for any reason other than Purchaser’s default, or any provision of this Agreement in any material respect, Purchaser shall have the right to:

(a) terminate this Agreement by written notice to Seller, in which event none of SHR, DTRS, SHR Z or Purchaser shall have any rights or obligations under this Agreement, and neither Walton Street Capital, L.L.C. or Strategic Hotels & Resorts, Inc. shall have any obligations under that certain Summary of Terms – Sale of the Fairmont Scottsdale Resort including, without limitation, Paragraph 5 under the heading “Transaction Timing and Conditions” within such Summary of Terms; or,

(b) seek specific performance of this Agreement provided that an action for specific performance is filed on or before the date that is thirty (30) days following the scheduled Closing Date.

5.3 Sole Remedies. The remedies specified in Section 5.1 and Section 5.2 shall be the sole and exclusive remedies of the parties under this Agreement, all other remedies being hereby waived and relinquished.

ARTICLE VI

RISK OF LOSS

6.1 In the event of non-material loss or damage to the Property or any portion thereof, this Agreement shall remain in full force and effect provided Seller assigns to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any insurance proceeds or condemnation awards relating to the premises in question In the event of material loss or damage to the Property or any portion thereof, Purchaser shall have the option to terminate this Agreement upon ten (10) days written notice to Seller, which notice shall be delivered within sixty (60) days following the date of such loss or damage. In the event Purchaser does not elect to terminate this Agreement, this Agreement shall remain in full force and effect provided Seller assigns to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any insurance proceeds or condemnation awards relating to the premises in question. For the purposes of this Article VI, “material” loss or damage means that: (a) ten percent (10%) of the available guest rooms, or ten percent (10%) of the square footage of the public areas of the Resort are unable to be used or occupied, or (b) the cost of repairing or restoring such loss or damage exceeds Five Hundred Thousand Dollars ($500,000.00). Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

ARTICLE VII

COMMISSIONS

7.1 Brokerage Commissions. Each party agrees that should any claim be made for brokerage commissions or finder’s fees by any broker or finder by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this paragraph shall survive Closing or earlier termination of this Agreement.

ARTICLE VIII

DISCLAIMERS AND WAIVERS

8.1 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report or in verbal communication.

8.2 Disclaimers. IT IS UNDERSTOOD AND AGREED THAT EXCEPT AS SET FORTH HEREIN, SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER’S LIMITED WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND

SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE OPERATOR OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S MEMBERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S MEMBERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, AND VIOLATIONS OF ANY APPLICABLE LAWS PERTAINING TO THE PHYSICAL CONDITION OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS). PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF PURCHASER AND SELLER SHALL NOT BE LIABLE TO PURCHASER FOR SUCH CLEAN-UP, REMOVAL OR REMEDIATION. AS PART OF THE PROVISIONS OF THIS SECTION 8.2, BUT NOT AS A LIMITATION THEREON, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED.

8.3 Effect and Survival of Disclaimers. Seller and Purchaser agree that the provisions of this Article VIII shall survive Closing.

ARTICLE IX

MISCELLANEOUS

9.1 Confidentiality. Purchaser and its representatives shall hold in confidence all data and information obtained from Seller with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, except to the extent such information is publically available, and shall not disclose the same to others; provided, however, that Purchaser may disclose such data and information as may be required by law, and to the employees, consultants, accountants and attorneys of Purchaser and other persons whose assistance is required to consummate the transactions described in this Agreement, provided that such persons are instructed to treat such data and information confidentially. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller or destroy any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 9.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing damages or any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section 9.1 shall survive Closing.

9.2 Public Disclosure. Prior to Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form approved by Purchaser and Seller and their respective counsel. Each party agrees to provide a copy of any such proposed public announcement to the other party at least two business days prior to its release in order to afford the other party an opportunity to review and the right to approve the form and content of any such public release, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Purchaser acknowledges that Seller is beneficially owned by a public company subject to disclosure requirements mandated by its governing documents, law or stock exchange regulation and that public announcements with respect to the information otherwise subject to the constraints set forth above may be so mandated. If Seller is unable to afford Purchaser the two business day period for review and approval of a proposed announcement based on unanticipated events which, in the opinion of Seller’s securities counsel, could expose Seller to violation of law or securities liability absent such an announcement, Seller shall have the right to make such announcement, provided that Seller in any event shall have provided Purchaser with the proposed announcement prior to release and afforded Purchaser such opportunity to review and approve the announcement as is reasonable in light of the circumstances.

9.3 Exclusivity. Until June 30, 2011, Seller shall not, directly or indirectly, solicit, pursue or negotiate or accept any other offers for (a) the Property or any portion thereof or interest therein, or (b) any direct or indirect interest in Seller.

9.4 Discharge of Obligations. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

9.5 Assignment. Neither party may assign its rights under this Agreement without first obtaining the other party’s written approval, which approval may be given or withheld in such other party’s sole discretion. Any transfer, directly or indirectly, of any stock, partnership interest or other ownership interest in Seller without Purchaser’s written approval, which approval may be given or withheld in Purchaser’s sole discretion, shall constitute a default by Seller under this Agreement; provided, however, that nothing in this Section 9.5 shall prohibit the transfer of stock in Strategic Hotels & Resorts, Inc. or units in Strategic Hotel Funding, LLC, and such transfers of stock or units shall not be deemed a breach or default under this

Agreement. Seller and Purchaser agree that the provisions of this Article VIII shall survive Closing.

9.6 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) nationally recognized overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:	SHR Scottsdale, L.L.C.
c/o Strategic Hotels & Resorts, Inc.
200 West Madison
Suite 1700
Chicago, Illinois 60606
Attention: General Counsel
Telecopy: (312) 658-5799

with a copy to:	Perkins Coie LLP
131 S. Dearborn Street, Suite 1700
Chicago, Illinois 60603-5559
Attention: Daniel G.M. Marre
Telecopy: (312) 324-9632

If to Purchaser:	FMT Scottsdale Owner, LLC
Walton/SHR FPH, LLC
c/o Walton Street Capital, L.L.C.
900 N. Michigan Ave., Suite 1900
Chicago, Illinois 60611
Attention: Robert Bloom
Telecopy: (312) 915-2881

with a copy to:	Latham & Watkins LLP
233 South Wacker Drive
Suite 5800
Chicago, Illinois 60606
Attention: Gary Axelrod
Telecopy: (312) 993-9767

9.7 Binding Effect. This Agreement shall not be binding in any way upon Seller or Purchaser unless and until Seller and Purchaser shall execute and deliver the same each to the other.

9.8 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

9.9 Time of the Essence; Calculation of Time Periods. Time of performance is of the essence of this Agreement. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located or the United States of America, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., local time at the Property. The term “days” as used herein shall mean calendar days, with the exception of “business days”, which term shall mean each day except for any Saturday, Sunday or legal holiday under the laws of the State in which the Property is located or the United States of America.

9.10 Successors and Assigns. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

9.11 Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

9.12 Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. The provisions of this Section 9.12 shall survive Closing.

9.13 Counterparts; Signatures. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement. Facsimile or PDF signatures or on this Agreement shall be same as original signatures for all purposes.

9.14 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

9.15 Applicable Law. THIS AGREEMENT IS PERFORMABLE IN THE STATE IN WHICH THE PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF SUCH STATE. SELLER AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE IN WHICH THE PROPERTY IS LOCATED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED

IN A STATE OR FEDERAL COURT SITTING IN THE STATE IN WHICH THE PROPERTY IS LOCATED. PURCHASER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION 9.15 SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

9.16 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller or Purchaser only and are not for the benefit of any third party (including, without limitation, Title Company), and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

9.17 Exhibits. The following schedule and exhibits, which are attached to this Agreement, are incorporated in and shall be deemed to be an integral part of this Agreement:

(a)	Schedule 1	Balance Sheet

(b)	Schedule 2	Title Policy (Pro Forma)

(c)	Exhibit A-1	Legal Description of Fee Component

(d)	Exhibit A-2	Legal Description of Land Subject to Ground Lease

(e)	Exhibit A-3	Legal Description of Vacant Land

(f)	Exhibit B	Excluded Personal Property

(g)	Exhibit C-1	Lease Schedule

(h)	Exhibit C-2	Operating Agreements

(i)	Exhibit C-3	Equipment Leases

(j)	Exhibit D-1	Deed

(k)	Exhibit D-2	Assignment and Assumption of Ground Lease

(l)	Exhibit E	Bill of Sale

(m)	Exhibit F	Assignment and Assumption of Leases

(n)	Exhibit G	Assignment and Assumption - General

(o)	Exhibit H	Notice to Tenants

(p)	Exhibit I	FIRPTA Certificate

(q)	Exhibit J	Assignment of Hotel Agreements

(r)	Exhibit K	Asset Management Agreement

(s)	Exhibit L-1	Master Partnership Agreement

(t)	Exhibit L-2	New Operating Tenant Agreement

(u)	Exhibit M	Mortgage Indebtedness Term Sheet

(v)	Exhibit N	Hotel Agreements Estoppel

(w)	Exhibit O	Seller Estoppel

(x)	Exhibit P	Ground Lease Estoppel

9.18 Captions. References in this Agreement to “Section” are to the numbered Sections herein. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

9.19 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

9.20 Termination of Agreement. It is understood and agreed that if either Purchaser or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

9.21 No Personal Liability. No member or manager of Seller or Purchaser, no officer, director or partner of a member or manager of Seller or Purchaser, no disclosed or undisclosed principal of Seller or Purchaser and no person in any way affiliated with Seller or Purchaser shall have any personal liability with respect to this Agreement, any instrument delivered by Seller or Purchaser at the Closing or the transaction contemplated hereby, nor shall the property of any such person or entity be subject to attachment, levy, execution or other judicial process.

9.22 Costs of Enforcement. If either party hereto fails to perform any of its obligations under this Agreement or if a dispute arises concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay all costs and expenses incurred by the other party on account of such default or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys fees and disbursements.

9.23 Currency. All transactions referred to in this Agreement shall be made in lawful money of the United States in immediately available funds.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

SHR SCOTTSDALE, L.L.C., a Delaware limited liability company

By:	/s/ Robert T. McAllister
Robert T. McAllister, Senior Vice
President, Tax

DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company

By:	/s/ Robert T. McAllister
Robert T. McAllister, Senior Vice President, Tax

SHR SCOTTSDALE Z, L.L.C., a Delaware limited liability company

By:	/s/ Robert T. McAllister
Robert T. McAllister, Senior Vice President, Tax

STRATEGIC HOTEL FUNDING, L.LC., hereby acknowledges its joinder to this agreement for purposes of Section 3.14(e)

STRATEGIC HOTEL FUNDING, L.L.C. a Delaware limited liability company

By:	/s/ Robert T. McAllister
Robert T. McAllister,
Senior Vice President, Tax

[SIGNATURES CONTINUE ON THE NEXT PAGE]

PURCHASER:
FMT SCOTTSDALE OWNER, LLC a Delaware limited liability company

By:	FMT Scottsdale Mezzanine, LLC
its sole member

	By:	FMT Scottsdale Holdings, LLC
its sole member

		By:	Walton Scottsdale Investors VI, L.L.C.
its sole member

			By:	Walton Acquisition REOC Master VI, L.L.C.,
its sole member

				By:	Walton Street Real Estate Fund VI-Q, L.P.,
its managing member

					By:	Walton Street Managers VI, L.P.,
its general partner

						By:	WSC Managers VI, Inc.,
its general partner

							By:	/s/ Robert S. Bloom
							Name:	Robert S. Bloom
							Title:	Vice President

[SIGNATURES CONTINUE ON THE NEXT PAGE]

2

WALTON/SHR FPH, LLC a Delaware limited liability company

By:	Walton/SHR FPH Mezzanine, LLC
its sole member

	By:	Walton/SHR FPH Holdings, LLC
its sole member

		By:	Walton Scottsdale Investors VI, L.L.C.
its sole member

			By:	Walton Acquisition REOC Master VI, L.L.C.,
its sole member

				By:	Walton Street Real Estate Fund VI-Q, L.P.,
its managing member

					By:	Walton Street Managers VI, L.P.,
its general partner

						By:	WSC Managers VI, Inc.,
its general partner

							By:	/s/ Robert S. Bloom
							Name:	Robert S. Bloom
							Title:	Vice President

3

Schedule 1

BALANCE SHEET

[SEE ATTACHED]

Balance Sheet Fairmont Scottsdale Princess Total May 2011 (in USD)	C2: TotManaged C4: TotC4 ICP: [ICP Top]

Amount	Amount		Variance
Current Year	Prior Year		Amount	%
		ASSETS
		Current Assets
		Cash
3,604,375	1,198,625	Spare Bank Account 1	2,405,751	200.71%
1,050,525	1,122,490	Spare Bank Account 3	(71,965)	(6.41%)
1,499,563	1,172,795	Spare Bank Account 4	326,768	27.86%
100,000	100,000	House Banks	—	—

6,254,463	3,593,909	Total Cash	2,660,554	74.03%

		Short-Term Investments Receivables

334,357	507,840	Guest Ledger	(173,483)	(34.16%)
1,383,047	1,758,187	City Ledger - A/R Interface	(375,141)	(21.34%)
799,811	830,952	Other	(31,141)	(3.75%)

2,517,215	3,096,980	Total Receivables	(579,765)	(18.72%)

(24,006)	(29,164)	Allowance For Doubtful Accounts	5,158	(17.69%)

2,493,209	3,067,815	AR_Net	(574,607)	(18.73%)

		Inventories
349,194	404,120	Food and Beverage	(54,927)	(13.59%)
489,853	420,616	Supplies and All Other	69,237	16.46%

839,047	824,736	Inventories	14,311	1.74%
871,692	454,697	Prepaid Expenses	416,996	91.71%

10,458,411	7,941,157	Current Assets	2,517,254	31.70%
		LONG-TERM ASSETS

15,348,295	12,660,227	Construction/Renovations In Progress	2,688,068	21.23%

15,348,295	12,660,227	Net PP&E	2,688,068	21.23%
872,112	757,902	Other Assets	114,210	15.07%

16,220,407	13,418,129	Long Term Assets	2,802,278	20.88%
416,785	416,785	Bal	—	—

27,095,603	21,776,072	Total Assets	5,319,531	24.43%

Report Run By: rbischof
Mth Compare Balance Sheet	Page 69 of 70	Date: 04/06/2011 1:36AM

Balance Sheet Fairmont Scottsdale Princess Total May 2011 (in USD)	C2: TotManaged C4: TotC4 ICP: [ICP Top]

Amount	Amount		Variance
Current Year	Prior Year		Amount	%
		LIABILITIES & OWNERS’ EQUITY
23,705	(26,278)	Accounts Payable Trade	49,983	(190.21%)
1,092,689	1,155,209	Accounts Payable Other	(62,520)	189.10%
441,054	352,799	Due to Concessionaires	88,256	25.02%
2,612,473	2,883,649	Advance Deposits	(271,176)	(9.40%)
424,689	408,181	Accrued Salaries and Wages	16,509	4.04%
1,155,074	1,107,556	Accrued Vacation Pay and Holiday	47,518	4.29%
1,913,258	2,469,236	Employee Benefits Accruals	(555,978)	(22.52%)
1,879,723	1,728,965	Taxes accruals	150,758	8.72%
275,101	265,525	Utilities accruals	9,576	3.61%
411,752	367,793	Other Accrued Liabilities	43,959	11.95%
165	165	Payroll & Other Deductions	—	—
4,176	6,649	Federal/Prov./State Retail Sales Tax Payable	(2,473)	(37.19%)

10,233,859	10,719,448	Current Liabilites	(485,589)	(4.53%)
—	360,000	Future Tax	(360,000)	(100.00%)
828,480	724,117	Deferred Compensation Plan	104,362	14.41%
58,503	102,968	LT Liab. Willow Stream	(44,466)	(43.18%)

886,982	1,187,085	Long Term Debt	(300,103)	(25.28%)

11,120,841	11,906,534	Total Liabiltities	(785,692)	(6.60%)

		EQUITY
(61,021,365)	(57,021,365)	Owner’s Investment #1	(4,000,000)	7.01%
65,753,961	58,299,457	Retained Earnings, Opening	7,454,504	12.79%
11,242,166	8,591,446	Current Year Earnings	2,650,720	30.85%

76,996,127	66,890,903	Retained Earnings, Closing	10,105,224	15.11%

15,974,762	9,869,538	Total Shareholder Equity	6,105,224	61.86%

27,095,603	21,776,072	Total Liabiltities & Shareholders’ Eqty	5,319,531	24.43%

0	0	Report out of Balance	—	—
0	0	Out of Balance	—	—

		Balance Sheet Ratio Analysis

1.0	0.7	Current Ratio

16.4	12.5	Accounts Receivable Turnover

2.4	1.8	Solvency Ratio

		Activity Ratios

389.8	453.3	Food Inventory Turnover

2.4	1.8	Beverage Inventory Turnover

		Profitability Ratios

38.4%	34.8%	Gross Operating Profit

27.5%	22.5%	Net Income

Mth Compare Balance Sheet	Page 70 of 70	Report Run By: rbischof Date: 04/06/2011 1:36AM

Schedule 2

TITLE POLICY

[SEE ATTACHED]

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

CHICAGO TITLE INSURANCE COMPANY

ALTA OWNER’S POLICY (2006)

SCHEDULE A

PRO FORMA

Policy Number	Date of Policy	Amount of Insurance
CT1103006-CT2946	Date of Recording of the Deed	$140,000,000.00

1.	Name of Insured:

FMT Scottsdale Owner, LLC, a Delaware limited liability company

2.	The estate or interest in the land insured by this Policy is:

A leasehold as created by that certain unrecorded lease dated September 30, 1985, executed by City of Scottsdale, as lessor, and Scottsdale Princess Partnership, as lessee, and disclosed by Memorandum of Lease recorded December 2, 1986 at 86-664161, and thereafter an unrecorded First Amendment to Ground Lease dated November 17, 1986 and thereafter a Second Amendment to Lease recorded April 6, 1986 in Recording No. 95-0191353 and re-recorded May 9, 1995 in Recording No. 95-0264201 and thereafter a Wall and Sign Agreement and Third Amendment to Ground Lease recorded May 28, 2003 in Recording No. 2003-0675900; The Lessee’s interest was assigned to SHR Scottsdale X, L.L.C., a Delaware limited liability company and SHR Y, L.L.C., a Delaware limited liability company by Assignment recorded in Recording No. 2006-1183784, and further assigned to FMT Scottsdale Owner by Assignment dated             , 2011 and recorded                     , 2011 in Recording No.                             , for its term of 99 years, upon and subject to all of the provisions contained therein, as to Parcel 1;

Fee Simple as to Parcels 2 through 7; and Easement as to Parcels 8 through 13.

3.	Title to the estate or interest in the land is vested in the Insured.

4.	The land referred to in this Policy is described as follows:

SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MARICOPA, STATE OF ARIZONA AND IS DESCRIBED AS FOLLOWS:

Parcel No. 1: (Hotel Parcel)

That portion of the South half of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the South one-quarter corner of said Section 35;

THENCE North 00 degrees 08 minutes 41 seconds East, along the North-South mid-section line of said Section 35, a distance of 1206.58 feet to the POINT OF BEGINNING;

THENCE North 89 degrees 51 minutes 19 seconds West, 111.62 feet;

THENCE North 05 degrees 04 minutes 10 seconds West, 34.51 feet to the beginning of a curve concave to the East having a radius of 75.00 feet;

THENCE Northerly along said curve through a central angle of 60 degrees 29 minutes 58 seconds, an arc distance of 79.19 feet to a point of reverse curvature with a curve concave to the Southwest and having a radius of 75.00 feet;

THENCE Northeasterly, Northerly, and Southwesterly along said curve through a central angle of 168 degrees 47 minutes 48 seconds, an arc distance of 220.95 feet;

THENCE South 66 degrees 38 minutes 00 seconds West, 521.45 feet; THENCE North 07 degrees 07 minutes 02 seconds West, 47.49 feet;

THENCE North 88 degrees 18 minutes 25 seconds West, 29.86 feet; THENCE North 58 degrees 07 minutes 53 seconds West, 43.04 feet;

THENCE North 26 degrees 47 minutes 27 seconds West, 26.35 feet;

THENCE North 83 degrees 46 minutes 19 seconds West, 39.13 feet; THENCE North 27 degrees 44 minutes 13 seconds West, 177.75 feet;

THENCE North 89 degrees 49 minutes 06 seconds West, 103.52 feet;

THENCE South 00 degrees 01 minutes 45 seconds West, 18.00 feet;

THENCE North 89 degrees 49 minutes 06 seconds West, 377.78 feet;

THENCE North 00 degrees 01 minutes 45 seconds East, 756.50 feet

THENCE North 78 degrees 51 minutes 20 seconds East, 4.33 feet to the beginning of a curve concave to the South having a radius of 250.00 feet;

THENCE Easterly along said curve through a central angle of 51 degrees 43 minutes 26 seconds, an arc distance of 225.69 feet;

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

THENCE South 49 degrees 25 minutes 14 seconds East, 59.77 feet;

THENCE North 40 degrees 34 minutes 36 seconds East, 352.13 feet to the beginning of a curve concave to the Southeast having a radius of 100.00 feet;

THENCE Northeasterly along said curve through a central angle of 49 degrees 35 minutes 38 seconds, an arc distance of 86.56 feet;

THENCE South 89 degrees 49 minutes 46 seconds East, 385.35 feet to the beginning of a non-tangent curve concave to the East having a radius of 500.00 feet, and a radial bearing to said beginning of South 73 degrees 52 minutes 17 seconds West;

THENCE Northerly along said curve through a central angle of 16 degrees 17 minutes 57 seconds, an arc distance of 142.24 feet;

THENCE South 89 degrees 49 minutes 46 seconds East, 55.5 feet to the beginning of a non-tangent curve concave to the Northeast having a radius of 444.50 feet and a radial bearing to said beginning of North 89 degrees 46 minutes 46 seconds West;

THENCE Southeasterly along said curve through a central angle of 75 degrees 09 minutes 12 seconds, an arc distance of 583.04 feet;

THENCE South 74 degrees 58 minutes 57 seconds East, 6.41 feet to the North-South mid-section of said Section 35;

THENCE South 00 degrees 08 minutes 41 seconds West, along said mid-section line, 57.42 feet;

THENCE South 74 degrees 58 minutes 57 seconds East, 337.32 feet to the beginning of a curve concave to the Southwest having a radius of 300.00 feet;

THENCE Southeasterly along said curve through a central angle of 35 degrees 25 minutes 14 seconds, an arc distance of 185.46 feet;

THENCE South 39 degrees 33 minutes 43 seconds East, 125.23 feet to the beginning of a curve concave to the Northeast having a radius of 1000.00 feet;

THENCE Southeasterly along said curve through a central angle of 11 degrees 27 minutes 33 seconds, an arc distance of 200.00 feet;

THENCE South 38 degrees 58 minutes 44 seconds West, 55.50 feet;

THENCE South 16 degrees 17 minutes 23 seconds West, 211.79 feet.

THENCE North 89 degrees 51 minutes 19 seconds West, 270.00 feet;

THENCE South 00 degrees 08 minutes 41 seconds West, 208.40 feet;

THENCE North 89 degrees 51 minutes 19 seconds West, 148.26 feet;

THENCE South 00 degrees 08 minutes 41 seconds West, 14.66 feet;

THENCE North 89 degrees 51 minutes 19 seconds West, 67.83 feet;

THENCE North 00 degrees 08 minutes 41 seconds East, 10.06 feet;

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

THENCE North 89 degrees 51 minutes 19 seconds West, 122.29 feet to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Book 124, page 39, records of Maricopa County, Arizona; and also

EXCEPT all oil gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description; and also

EXCEPT all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, Arizona Revised Statutes.

Parcel No. 2: (Tennis Cottages Parcel)

That port of the Southwest one-quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the South one-quarter corner of said Section 35;

THENCE North 00 degrees 08 minutes 41 seconds East, along the North-South mid-section line of said Section 35, a distance of 1486.58 feet;

THENCE North 89 degrees 49 minutes 06 seconds West, 840.00 feet to the POINT OF BEGINNING;

THENCE South 27 degrees 44 minutes 13 seconds East, 177.75 feet;

THENCE South 83 degrees 46 minutes 19 seconds East, 39.13 feet;

THENCE South 26 degrees 47 minutes 27 seconds East, 26.35 feet;

THENCE South 58 degrees 07 minutes 53 seconds East, 43.04 feet;

THENCE South 88 degrees 18 minutes 25 seconds East, 29.86 feet;

THENCE South 07 degrees 07 minutes 02 seconds East, 47.49 feet;

THENCE South 66 degrees 38 minutes 00 seconds West, 275.66 feet to the beginning of a curve concave to the Southeast having a radius of 150.00 feet;

THENCE Southwesterly along said curve through a central angle of 12 degrees 08 minutes 15 seconds, an arc distance of 31.78 feet;

THENCE South 54 degrees 29 minutes 46 seconds West, 446.31 feet;

THENCE North 84 degrees 49 minutes 13 seconds West, 43.57 feet;

THENCE North 00 degrees 01 minutes 45 seconds East, 619.54 feet;

THENCE South 89 degrees 49 minutes 06 seconds East, 377.78 feet;

THENCE North 00 degrees 01 minutes 45 seconds East, 18.00 feet;

THENCE South 89 degrees 49 minutes 06 seconds East, 103.52 feet to the POINT OF BEGINNING.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Book 124, page 39, records of Maricopa County, Arizona; and also

EXCEPT all oil gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description; and also

EXCEPT all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, Arizona Revised Statutes.

Parcel No. 3: (Golf Cottage Parcel)

That portion of the South one-half of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the South one-quarter corner of said Section 35;

THENCE North 00 degrees 08 minutes 41 seconds East, along the North-South mid-section line of said Section 35, a distance of 692.16 feet to the POINT OF BEGINNING;

THENCE North 79 degrees 44 minutes 48 seconds West, 66.78 feet; THENCE North 05 degrees 04 minutes 10 seconds West, 504.79 feet; THENCE South 89 degrees 51 minutes 19 seconds East, 233.91 feet; THENCE South 00 degrees 08 minutes 41 seconds West, 10.06 feet; THENCE South 89 degrees 51 minutes 19 seconds East, 67.83 feet;

THENCE North 00 degrees 08 minutes 41 seconds East, 14.66 feet; THENCE South 89 degrees 51 minutes 19 seconds East, 148.26 feet; THENCE South 00 degrees 08 minutes 41 seconds West, 16.60 feet; THENCE South 89 degrees 51 minutes 19 seconds East, 102.00 feet; THENCE South 00 degrees 08 minutes 41 seconds West, 253.85 feet; THENCE North 79 degrees 44 minutes 48 seconds West, 295.00 feet;

THENCE South 10 degrees 15 minutes 12 seconds West, 92.82 feet to the beginning of a non-tangent curve concave to the Southeast, having a radius of 45.00 feet, and a radial bearing to said beginning of North 39 degrees 43 minutes 18 seconds East;

THENCE Southwesterly along said curve through a central angle of 134 degrees 47 minutes 28 seconds, an arc distance of 105.86 feet;

THENCE South 84 degrees 55 minutes 50 seconds West, 60.44 feet to a point on the North-South midsection line of said Section 35;

THENCE South 00 degrees 08 minutes 41 seconds West, along said mid-section line, 164.69 feet to the POINT OF BEGINNING.

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Book 124, page 39, records of Maricopa County, Arizona; and also

EXCEPT all oil gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description; and also

EXCEPT all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, Arizona Revised Statutes.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

Parcel No. 4:

That portion of the Southeast quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the Southeast corner of said Section 35;

THENCE North 00 degrees 08 minutes 48 seconds East, along the East line of said Southeast quarter, 2145.40 feet;

THENCE North 89 degrees 51 minutes 09 seconds West, 1858.64 feet to the POINT OF BEGINNING;

THENCE continuing North 89 degrees 51 minutes 09 seconds West, 782.42 feet to the West line of said Southeast quarter;

THENCE South 00 degrees 08 minutes 41 seconds West, along said West line 60.00 feet (57.42 feet, measured);

THENCE South 74 degrees 58 minutes 57 seconds East, 337.32 feet to the beginning of a curve concave Southwesterly, having a radius of 300.00 feet;

THENCE Southeasterly along said curve through a central angle of 35 degrees 25 minutes 14 seconds, an arc distance of 185.46 feet;

THENCE South 39 degrees 33 minutes 43 seconds East, 125.23 feet to the beginning of a curve concave Northeasterly, having a radius of 1000.00 feet;

THENCE Southeasterly, along said curve, through a central angle of 06 degrees 22 minutes 13 seconds, an arc distance of 111.18 feet;

THENCE North 44 degrees 04 minutes 04 seconds East, 211.86 feet;

THENCE North 00 degrees 08 minutes 43 seconds East, 270.00 (267.42 feet, measured) feet to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Docket 124, page 39, records of Maricopa County, Arizona.

Parcel No. 5:

That portion of the Northeast quarter of the Southwest quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the center of said Section 35;

THENCE South 00 degrees 08 minutes 41 seconds West, along the North-South mid-section line of said Section 35, a distance of 232.27 feet to the POINT OF BEGINNING;

THENCE continuing South 00 degrees 08 minutes 41 seconds West, along said mid-section line, 431.30 feet;

THENCE North 74 degrees 58 minutes 57 seconds West, 6.41 feet to the beginning of a curve concave to the Northeast, having a radius of 444.50 feet;

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

THENCE Northwesterly along said curve through a central angle of 75 degrees 09 minutes 12 seconds, an arc distance of 583.04 feet;

THENCE South 89 degrees 49 minutes 46 seconds East, 336.61 feet to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Docket 124, page 39, records of Maricopa County, Arizona.

Parcel No. 6:

That portion of the Northeast quarter of the Southwest quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

BEGINNING at the center Section 35;

THENCE South 00 degrees 08 minutes 41 seconds West, along the North-South mid-section line of said Section 35, a distance of 232.27 feet;

THENCE North 89 degrees 49 minutes 46 seconds West, 392.11 feet;

THENCE North 00 degrees 10 minutes 14 seconds East, 232.27 feet to the East-West mid-section line of said Section 35;

THENCE South 89 degrees 49 minutes 46 seconds East, along said East-West mid-section line, 392.00 feet to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Docket 124, page 39, records of Maricopa County, Arizona.

Parcel No. 7:

That portion of the Northeast one-quarter of the Southwest one-quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the center of said Section 35;

THENCE North 89 degrees 49 minutes 46 seconds West along the East-West mid-section line of said Section 35, a distance of 392.00 feet to the TRUE POINT OF BEGINNING;

THENCE South 00 degrees 10 minutes 14 seconds West, 232.27 to the beginning of a curve concave to the East having a radius of 500.00 feet;

THENCE Southerly along said curve through a central angle of 16 degrees 17 minutes 57 seconds an arc distance of 142.24 feet;

THENCE North 89 degrees 49 minutes 46 seconds West, 385.35 feet to the beginning of a curve concave to the Southeast having a radius of 100.00 feet;

THENCE Southwesterly along said curve through a central angle of 49 degrees 35 minutes 38 seconds, an arc distance of 86.56 feet to the point of tangency;

THENCE South 40 degrees 34 minutes 36 seconds West, 352.13 feet;

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

THENCE North 49 degrees 25 minutes 14 seconds West, 59.77 feet to the beginning of a curve concave to the Southwest having a radius of 250.00 feet;

THENCE Northwesterly along said curve through a central angle of 51 degrees 43 minutes 26 seconds, an arc distance of 225.69 feet to the point of tangency;

THENCE South 78 degrees 51 minutes 20 seconds West, 4.33 feet to the West line of said Northeast one-quarter;

THENCE North 00 degrees 01 minutes 45 seconds East, 507.05 feet along said West line to the beginning of a non-tangent curve concave to the Southeast having a radius of 805.00 feet and a radial bearing to said beginning being South 24 degrees 57 minutes 36 seconds East;

THENCE Northeasterly along said curve through a central angle of 25 degrees 07 minutes 50 seconds, an arc distance of 353.08 feet to the point of tangency said point lying on the North line of said Northeast one-quarter;

THENCE South 89 degrees 49 minutes 46 seconds East, 589.90 feet along the North line of said Northeast one-quarter to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Docket 124, page 39, records of Maricopa County, Arizona.

Parcel No. 8:

A nonexclusive easement for ingress and egress by or pursuant to that certain “Easement and Maintenance Agreement” dated November 21, 1986 and recorded December 2, 1986 in Document No. 86-664157, records of Maricopa County, Arizona.

Parcel No. 9:

A nonexclusive easement for ingress and egress by or pursuant to that certain “Reciprocal Easement and Maintenance Agreement” dated November 21, 1986 and recorded December 2, 1986 in Document No. 86-664160, records of Maricopa County, Arizona.

Parcel No. 10:

A nonexclusive easement for ingress and egress and utilities by or pursuant to that certain “Reciprocal Easement Agreement, Construction and Maintenance Agreement, and Covenants, Conditions and Restrictions” dated April 19, 2006, and recorded April 19, 2006, in Document No. 20060523599, records of Maricopa County, Arizona.

Parcel No. 11:

A nonexclusive easement for ingress and egress, utilities and other purposes by or pursuant to that certain “Declaration of Easements and Covenants, Conditions and Restrictions” dated October 28, 1986, and recorded December 12, 1986, in Document No. 86-688089, records of Maricopa County, Arizona.

Parcel No. 12:

A nonexclusive easement for ingress and egress by or pursuant to that certain “Master Declaration of Covenants, Conditions and Restrictions for Scottsdale Princess/Eagle” dated August 19, 1986, and recorded August 20, 1986, in Document No. 86-444862, records of Maricopa County, Arizona.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

Parcel No. 13:

An easement for roadway over that portion of Tracts 3A, 11 and 12, State Plat No. 16 - Core South, according to Book 324 of Maps, page 50, Records of Maricopa County, Arizona, lying within the Northwest quarter of Section 35, Township 4 North, Range 4 East, Gila and Salt River Base and Meridian, depicted thereon as Princess Boulevard.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

CHICAGO TITLE INSURANCE COMPANY

SCHEDULE B

Policy No. CT1103006-CT2946

EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees or expenses) which arise by reason of:

1.	Property taxes, which are a lien not yet due and payable, including any assessments collected with taxes to be levied for the year 2011.

2.	Intentionally deleted.

3.	Reservations, exceptions and provisions contained in the patent and in the acts authorizing the issuance thereof.

4.	Water rights, claims or title to water, whether or not disclosed by the public records.

5.	The right of entry to prospect for, mine and remove the minerals excepted from the description of said Land in Schedule A.

6.	ANY UNPAID personal property taxes not yet due and payable, which may become a lien on the property by reason of the leasehold interest in Parcel No. 1. None due and payable as of Date of Policy.

7.

Covenants, conditions, restrictions and easements but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, or source of income, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the document

Recording No.: 86-444862

8.	TERMS, COVENANTS, PROVISIONS and EASEMENTS contained in an “Easement and Maintenance Agreement” recorded in Document No. 86-664152.

Thereafter a Clarification of Easement Rights recorded in Document No. 87-283748 and Document No. 88-084414.

9.

TERMS, COVENANTS, PROVISIONS and EASEMENTS contained in a “Declaration of Easements and Covenants, Conditions and Restrictions Buffer Zone” recorded in Document No. 86-664153, and re-recorded in Document No. 87-092569.

Thereafter a Clarification of Easement Rights recorded in Document No. 87-283748 and Document No. 88-084414.

10.	TERMS, COVENANTS and PROVISIONS of an “Easement and Maintenance Agreement” recorded in Document No. 86-664157.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

11.	TERMS, COVENANTS, PROVISIONS and EASEMENTS contained in a “Reciprocal Easement and Maintenance Agreement” recorded in Document No. 86-664160.

12.	TERMS, COVENANTS AND PROVISIONS of a “Declaration of Easements and Covenants, Conditions and Restrictions” recorded in Document No. 86-688089.

(Affects Parcel No. 11)

13.	EASEMENTS as shown on the plat of “Princess Views” recorded in Book 304 of Maps, page 46.

Purpose: public utilities and vehicular non-access

(Affects Parcel No. 3)

14.	EASEMENT and rights incident thereto, as set forth in instrument:

Recorded in Document No. 87-367632

Purpose water line

(Affects Parcel No. 2)

15.	EASEMENT and rights incident thereto, as set forth in instrument:

Recorded in Document No. 87-583827

Purpose telecommunication lines and facilities

(Affects Parcel No. 4)

16.	EASEMENT and rights incident thereto, as set forth in instrument:

Recorded in Document No. 93-0663017

Purpose public street and public utilities

As modified by Ordinance recorded as Document No. 19990222809, by which the City of Scottsdale vacated the public right-of-way known as Princess Drive, subject to reservation for a public utility easement, emergency vehicle access easement and service vehicle access easement.

17.	UNRECORDED LEASE under the terms and conditions of an unrecorded lease made by:

Lessor: Scottsdale Princess Partnership, an Arizona general partnership

Lessee: Southwestco Wireless, L.P., a Delaware limited partnership, dba Cellular One

Dated: November 14, 1995

As disclosed by Memorandum of Lease Agreement

Recorded: November 28, 1995

Document No. 95-0729584

(Affects No. 1)

18.	TERMS, COVENANTS AND PROVISIONS of a “Wall and Sign Agreement and Third Amendment to Lease” recorded in Document No. 2003-0675900. and the “Seventh Amendment to Recreational Land Use Agreement” recorded in Document No. 2003-0674677.

19.	Intentionally deleted.

20.	TERMS, COVENANTS, PROVISIONS and EASEMENTS contained in a “Reciprocal Easement Agreement, Construction and Maintenance Agreement, and Covenants, Conditions and Restrictions” recorded in Document No. 2006-0523599.

(Affects Parcel Nos. 1, 2 and 7)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

21.	Intentionally deleted.

22.	Intentionally deleted.

23.	AGREEMENT according to the terms and conditions contained therein:

Purpose Non-Disturbance Dated September 01, 2006 Recorded September 06, 2006
Document No. 2006-1183791

24.	AGREEMENT according to the terms and conditions contained therein:

Purpose Hotel Management Dated September 01, 2006 Recorded September 06, 2006
Document No. 2006-1183792

As assigned to Walton/SHR FSP, LLC by the instrument recorded                     , 2011 at Recording No.             .

25.	AGREEMENT according to the terms and conditions contained therein:

Purpose Residential Expansion Dated September 01, 2006 Recorded September 06, 2006
Document No. 2006-1183793

26.	UNRECORDED LEASE under the terms and conditions contained therein made by:

Lessor SHR Scottsdale, LLC, a Delaware limited liability company

Lessee Verizon Wireless (VAW) LLC, a Delaware limited liability company, d/b/a Verizon Wireless

Dated October 1, 1993 and thereafter amended

As disclosed by Memorandum Recorded September 23, 2009 Document No. 2009-883923

27.	Terms and conditions of the easement described as Parcel 13 in Schedule A.

28.	Intentionally deleted.

29.	A deed of trust to secure an indebtedness in the amount shown below,

Amount:	$180,000,000.00
Dated:	September 1, 2006
Trustor/Grantor:	SHR Scottsdale X, L.L.C., a Delaware limited liability company and SHR Scottsdale Y, L.L.C., a Delaware limited liability company
Trustee:	First American Title Insurance Company
Beneficiary:	Citigroup Global Markets Reality Corporation, a New York corporation
Recording Date:	September 6, 2006
Recording No:	2006-1183787

An assignment of the beneficial interest under said deed of trust which names:

Assignee:	LaSalle Bank National Association, as Trustee for the Registered Holders of The Citigroup Commercial Mortgage Trust 2007-FL3, Commercial Mortgage Pass-Through Certificates, Series 2007-FL3
Recording Date:	October 15, 2007
Recording No:	2007-111963

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

As modified by MEMORANDUM OF RESTRUCTURING AGREEMENT Dated: June     , 2011 by and among BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, Lender, SHR SCOTTSDALE, LLC, a Delaware limited liability company, Borrower, And DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company, Operating Lessee, recorded                      as Document No.

As modified by ASSUMPTION AGREEMENT dated June     , 2011 by and among SHR SCOTTSDALE, L.L.C., a Delaware limited liability company, Original Borrower. FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company, New Borrower, STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company, Original Guarantor, WALTON STREET REAL ESTATE FUND VI, L.P.; WALTON STREET REAL ESTATE FUND VI-Q, L.P.; WALTON STREET REAL ESTATE FUND VI-E, L.P.; WALTON STREET REAL ESTATE INVESTORS VI, L.P.; WALTON STREET REAL ESTATE PARTNERS VI, L.P.; WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P.; and WSC CAPITAL HOLDINGS VI, L.P., each a Delaware limited partnership, collectively, New Guarantor, DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company, Original Operating Lessee, WALTON/SHR FPH, LLC, a Delaware limited liability company, New Operating Lessee and BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, Lender recorded                      as Document No.

As modified by MODIFICATION AND SPREADER AGREEMENT dated June     , 2011 by and among, FMT SCOTTSDALE Owner, LLC, a Delaware limited liability company, Borrower, WALTON/SHR FPH, LLC, a Delaware limited liability company. Operating Lessee and BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, Lender, recorded                      as Document No.                     .

As further modified by OPERATING LEASE SUBORDINATION AGREEMENT, dated as of June     , 2011 by and among, FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company, as Fee Owner, Walton/SHR FPH, LLC, a Delaware limited liability company, as Operating Lessee, and BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, as Lender recorded                      as Document No.                     .

30.	Assignment of Leases, Rents, Hotel Revenue and Security Deposits

Executed by:	SHR Scottsdale X, L.L.C., a Delaware limited liability company and SHR Scottsdale Y, L.L.C., a Delaware limited liability company
To:	Citigroup Global Markets Realty Corporation, a New York corporation

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

Recording Date:	September 9, 2006
Recording No:	2006-1183788
and thereafter assigned to LaSalle Bank National Association, as Trustee for the Registered Holders of The Citigroup Commercial Mortgage Trust 2007-FL3, Commercial Mortgage Pass-Through Certificates, Series 2007-FL3 recorded in Recording No. 2007-1119631

As modified by MEMORANDUM OF RESTRUCTURING AGREEMENT Dated: June     , 2011 by and among BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, Lender, SHR SCOTTSDALE, LLC, a Delaware limited liability company, Borrower, And DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company, Operating Lessee, recorded                      as Document No.

As modified by ASSUMPTION AGREEMENT dated June     , 2011 by and among SHR SCOTTSDALE, L.L.C., a Delaware limited liability company, Original Borrower. FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company, New Borrower, STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company, Original Guarantor, WALTON STREET REAL ESTATE FUND VI, L.P.; WALTON STREET REAL ESTATE FUND VI-Q, L.P.; WALTON STREET REAL ESTATE FUND VI-E, L.P.; WALTON STREET REAL ESTATE INVESTORS VI, L.P.; WALTON STREET REAL ESTATE PARTNERS VI, L.P.; WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P.; and WSC CAPITAL HOLDINGS VI, L.P., each a Delaware limited partnership, collectively, New Guarantor, DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company, Original Operating Lessee, WALTON/SHR FPH, LLC, a Delaware limited liability company, New Operating Lessee and BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, Lender recorded                      as Document No.

As modified by MODIFICATION AND SPREADER AGREEMENT dated June     , 2011 by and among, FMT SCOTTSDALE Owner, LLC, a Delaware limited liability company, Borrower, WALTON/SHR FPH, LLC, a Delaware limited liability company. Operating Lessee and BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, Lender, recorded                      as Document No.                     .

As further modified by OPERATING LEASE SUBORDINATION AGREEMENT, dated as of June     , 2011 by and among, FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company, as Fee Owner, Walton/SHR FPH, LLC, a Delaware limited liability company, as Operating Lessee, and BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, as Lender recorded                      as Document No.                     .

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

31.	A financing statement as follows:

Debtor:	SHR Scottsdale X, L.L.C
Secured Party:	Citigroup Global Markets Realty Corp
Recording Date:	September 6, 2006
Recording No.:	2006-1183789
and thereafter assigned to LaSalle Bank National Association, as Trustee for the Registered Holders of The Citigroup Commercial Mortgage Trust 2007-FL3, Commercial Mortgage Pass-Through Certificates, Series 2007-FL3 by instrument recorded in Recording No. 2007-1119632

32.	A financing statement as follows:

Debtor:	SHR Scottsdale Y, L.L.C.,
Secured Party:	Citigroup Global Markets Realty Corp
Recording Date:	September 6, 2006
Recording No.:	2006-1183790
and thereafter assigned to LaSalle Bank National Association, as Trustee for the Registered Holders of The Citigroup Commercial Mortgage Trust 2007-FL3, Commercial Mortgage Pass-Through Certificates, Series 2007-FL3 by instrument recorded in Recording No. 2007-1119633

33.	Terms, covenants, conditions and provisions of the lease described or referred to in Schedule A.

34.	Intentionally deleted.

35.	Rights of tenants, as tenants only, under unrecorded leases, as shown on the attached Exhibit A.

36.	The following matters as shown on the ALTA/ACSM Survey prepared by Gabriel S. Rios, dated March 28, 2011, last revised June 3, 2011, as Job Number 103555:

a.	Roadway meanders outside of the 30 foot ingress/egress and utility easement at various points, by a maximum distance of 13.0 feet;

b.	Encroachment of sign into the 71 foot public street and utilities easement; the 71 foot ingress-egress easement, public utility easement and emergency service vehicle access easement; the 71 foot telecommunications easement; and the 111 foot buffer easement area along the north line of Parcel 1;

c.	Encroachment of building into the 12 foot waterline easement located in the north portion of Parcel 2;

d.	Encroachment of fence onto the property south and adjoining Parcel 2.

The Company hereby insures the Insured against loss or damage which the Insured shall sustain by reason of the entry of any court order or judgment which constitutes a final determination and denies the right to maintain the existing improvements on the Land because of the encroachments specifically set forth above at Exception 36b.

ALTA 28 Endorsement approved as to Exception 36c.

37.	OPERATING LEASE SUBORDINATION AGREEMENT, dated as of June , 2011 by and among, FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company, as Fee Owner, Walton/SHR FPH, LLC, a Delaware limited liability company, as Operating Lessee, and

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, as Lender recorded                      as Document No.                     .

38.	UCC-1 naming WALTON/SHR FPH, LLC, as Debtor and BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, as Secured Party recorded as Document No. .

39.	UCC-1 naming FMT SCOTTSDALE OWNER, LLC, as Debtor and BANK OF AMERICA, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3, as Secured Party recorded as Document No. .

40.	This policy is issued contemporaneously with a $60,000,000.00 policy of First American Title Insurance Company, Policy No. NCS 489447, all such contemporaneous policies totaling $200,000,000.00, and it is understood and agreed that for all loss or aggregate losses against which said policies protect, the Company shall bear only 70.00% of any such loss, and in no event shall the Company be liable for loss in excess of the face amount of this policy.

END

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

Exhibit A

Concession Agreement entered into as of July 1, 2009 by and between DTRS Scottsdale, LLC (d/b/a Fairmont Scottsdale) (“Assignor”) and Go Rents; as assigned by Assignor to Walton/SHR FSH, LLC pursuant to that certain Assignment and Assumption Agreement dated                     , 2011.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

1.	The existence, at Date of Policy, of any of the following unless expressly excepted in Schedule B:

a.	Present violations on the Land of any enforceable covenants, conditions, or restrictions, or any existing improvements on the Land that violate any building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

b.	Any instrument referred to in Schedule B as containing covenants, conditions, or restrictions on the Land that, in addition, (i) establishes an easement on the Land; (ii) provides for an option to purchase, a right of first refusal, or the prior approval of a future purchaser or occupant; or (iii) provides a right of reentry, possibility of reverter, or right of forfeiture because of violations on the Land of any enforceable covenants, conditions, or restrictions.

c.	Any encroachment of existing improvements located on the Land onto adjoining land, or any encroachment onto the Land of existing improvements located on adjoining land.

d.	Any encroachment of existing improvements located on the Land onto that portion of the Land subject to any easement excepted in Schedule B.

e.	Any notices of violation of covenants, conditions, or restrictions relating to environmental protection recorded or filed in the Public Records.

2.	Damage to existing buildings

a.	That are located on or encroach upon that portion of the Land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved;

b.	Resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals excepted from the description of the Land or excepted in Schedule B.

3.	Any final court order or judgment requiring the removal from any land adjoining the Land of any encroachment, other than fences, landscaping, or driveways, excepted in Schedule B.

4.	Any final court order or judgment denying the right to maintain any existing building on the Land because of any violation of covenants, conditions, or restrictions, or building setback lines shown on a plat of subdivision recorded or filed in the Public Records.

Wherever in this endorsement the words “covenants, conditions, or restrictions” appear, they shall not be deemed to refer to or include the terms, covenants, conditions, or limitations contained in an instrument creating a lease.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

As used in paragraphs 1.a. and 4, the words “covenants, conditions, or restrictions” do not include any covenants, conditions, or restrictions (a) relating to obligations of any type to perform maintenance, repair, or remediation on the Land, or (b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances, except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded or filed in the Public Records at Date of Policy and is not excepted in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 9.2-06

(Restrictions, Encroachments, Minerals – Owner’s Policy – Improved Land – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

AS TO PARCEL 1 THROUGH 6 ONLY

1. The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,

a.	According to applicable zoning ordinances and amendments, the Land is not classified zone C-2 PCD.

b.	The following use or uses are not allowed under that classification: Hotel/Resort.

c.	There shall be no liability under this paragraph 1 .b. if the use or uses are not allowed as the result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. The paragraph 1.c. does not modify or limit the coverage provided in Covered Risk 5.

2. The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a court of competent jurisdiction

a.	Prohibiting the use of the Land, with any existing structure, as Insured in paragraph 1.b.; or

b.	Requiring the removal or alteration of the structure on the basis that, at Date of Policy, the zoning ordinances and amendments have been violated with respect to any of the following matters:

i.	Area, width, or depth of the Land as a building site for the structure

ii.	Floor space area of the structure

iii.	Setback of the structure from the property lines of the Land

iv.	Height of the structure, or

v.	Number of parking spaces.

3. There shall be no liability under this endorsement based on

a.	The invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses;

b.	The refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 3.1-06

(Zoning – Completed Structure – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

AS TO PARCEL 7 ONLY

1. The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,

a.	According to applicable zoning ordinances and amendments, the Land is not classified zone: C-2 PCD.

b.	The following use or uses are not allowed under that classification: Hotel/Resort.

2. There shall be no liability under this endorsement based on

a.	Lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. This paragraph 2.a. does not modify or limit the coverage provided in Covered Risk 5.

b.	The invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

c.	The refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 3-06

(Zoning – Unimproved Land – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured if, at Date of Policy, (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Princess Boulevard (the “Street”), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 17-06

(Access & Entry – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the easement identified Parcel 10 in Schedule A does not provide that portion of the Land identified as Parcel 1 and Parcel 2 in Schedule A both vehicular and pedestrian access to and from Princess Boulevard, and the easement identified as Parcel 12 in Schedule A (Princess Drive) (collectively, the “Easements”), does not provide that portion of the Land identified as Parcels 1 through 7 in Schedule A, both actual vehicular and pedestrian access to and from Princess Boulevard and Hayden Road, (the “Street”), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Easements.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 17.1-06

(Indirect Access & Entry – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

1.	Those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

215-08-001J (Affects a portion of Parcel 1)

215-08-001K (Affects Parcel 4)

215-08-001L (Affects Parcel 5)

215-08-001M (Affects a portion of Parcel 7)

215-08-001N (Affects Parcel 6)

215-08-00IX (Affects a portion of Parcel 1)

215-08-001Y (Affects a portion of Parcel 1)

215-08-003A (Affects a portion of Parcel 1)

215-08-003B (Affects a portion of Parcel 1)

215-08-133 (Affects a portion of Parcel 7)

215-08-135 (Affects Parcel 3)

215-08-003C (Affects Parcel 2)

2.	The easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes assessed against the servient estate.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 18.1-06

(Multiple Tax Parcel – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

1.	The failure of the parcels of Land described in Schedule A to be contiguous; or

2.	The presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 19-06

(Contiguity – Multiple Parcels – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of The Fairmont Scottsdale Princess Resort, with an address of 7575 E. Princess Drive, Scottsdale, Arizona, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 22-06

(Location – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the ALTA/ACSM Survey prepared by Gabriel S. Rios, dated March 28, 2011, last revised June 3, 2011, as Job Number 103555.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement 25-06 (Same as Survey)

Adopted 10/16/08

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

AS TO PARCEL 1 ONLY

1.	As used in this endorsement, these terms shall mean the following:

a.	“Evicted” or “Eviction”: (a) the lawful deprivation, in whole or in part, of the right of possession insured by this policy, contrary to the terms of the Lease or (b) the lawful prevention of the use of the Land or the Tenant Leasehold Improvements for the purposes permitted by the Lease, in either case as a result of a matter covered by this policy.

b.	“Lease”: the ground lease agreement described in Schedule A.

c.	“Leasehold Estate”: the right of possession for the Lease Term.

d.	“Lease Term”: the duration of the Leasehold Estate, including any renewal or extended term if a valid option to renew or extend is contained in the Lease.

e.	“Personal Property”: chattels located on the Land and property which, because of their character and manner of affixation to the Land, can be severed from the Land without causing appreciable damage to themselves or to the Land to which they are affixed.

f.	“Remaining Lease Term”: the portion of the Lease Term remaining after the Insured has been Evicted as a result of a matter covered by this policy.

g.	“Tenant Leasehold Improvements”: Those improvements, including landscaping, required or permitted to be built on the Land by the Lease that have been built at the Insured’s expense or in which the Insured has an interest greater than the right to possession during the Lease Term.

2.	Valuation of Estate or Interest Insured

If in computing loss or damage it becomes necessary to value the Title as the result of a covered matter that results in an Eviction of the Tenant, then that value shall consist of the value for the Remaining Lease Term of the Leasehold Estate and any Tenant Leasehold Improvements existing on the date of the Eviction. The Insured Claimant shall have the right to have the Leasehold Estate and the Tenant Leasehold Improvements valued either as a whole or separately. In either event, this determination of value shall take into account rent no longer required to be paid for the Remaining Lease Term.

3.	Additional items of loss covered by this endorsement

If the Insured is Evicted, the following items of loss, if applicable, shall be included in computing loss or damage incurred by the Insured, but not to the extent that the same are included in the valuation of the Title.

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

a. The reasonable cost of removing and relocating any Personal Property that the Insured has the right to remove and relocate, situated on the Land at the time of Eviction, the cost of transportation of that Personal Property for the initial one hundred miles incurred in connection with the relocation, and the reasonable cost of repairing the Personal Property damaged by reason of the removal and relocation.

b. Rent or damages for use and occupancy of the Land prior to the Eviction that the Insured as owner of the Leasehold Estate may be obligated to pay to any person having paramount title to that of the lessor in the Lease.

c. The amount of rent that, by the terms of the Lease, the Insured must continue to pay to the lessor after Eviction with respect to the portion of the Leasehold Estate and Tenant Leasehold Improvements from which the Insured has been Evicted.

d. The fair market value, at the time of the Eviction, of the estate or interest of the Insured in any lease or sublease made by Tenant as lessor of all or part of the Leasehold Estate or the Tenant Leasehold Improvements.

e. Damages that the Insured is obligated to pay to lessees or sublessees on account of the breach of any lease or sublease made by the Tenant as lessor of all or part of the Leasehold Estate or the Tenant Leasehold Improvements caused by the Eviction.

f. Reasonable costs incurred by the Insured to secure a replacement leasehold equivalent to the Leasehold Estate.

g. If Tenant Leasehold Improvements are not substantially completed at the time of Eviction, the actual cost incurred by the Insured, less the salvage value, for the Tenant Leasehold Improvements up to the time of Eviction. Those costs include costs incurred to obtain land use, zoning, building and occupancy permits, architectural and engineering fees, construction management fees, costs of environmental testing and reviews, and landscaping costs.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements to it.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 13-06

(Owner’s Leasehold – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

SUBJECT TO UNDERWRITING APPROVAL

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company agrees that it will not assert the provisions of Exclusions from Coverage 3(a), (b), or (e) to deny liability for loss or damage otherwise insured against under the terms of the policy solely by reason of the action or inaction or Knowledge, as of Date of Policy, of

[TO BE DETERMINED]

imputed to the entity identified in paragraph 3 of Schedule A or to the Insured by operation of law, but only to the extent that the Insured acquired the Insured’s interest in entity as a purchaser for value without Knowledge of the asserted defect, lien, encumbrance, adverse claim, or other matter insured against by the policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements to it.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ALTA Endorsement — Form 15.2-06

(Nonimputation – Partial Equity Transfer – 6/17/06)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company hereby insures the Insured against loss which the insured shall sustain by reason of damage to existing or future improvements, including lawns, shrubbery or trees, resulting from the enforcement of any of the reservations contained in the patent to said land as shown in Exception 3 of Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

Patent Endorsement

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of damage to existing or future improvements, including lawns, shrubbery or trees, resulting from the exercise of any right to use the surface of the Land for the extraction or development of water excepted from the description of the Land or shown as a reservation in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

CLTA 103.5-06 (03-09-07)

Exercise of Surface Rights for Extraction of Water Endorsement

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company agrees that it will not interpose as a defense to a claim of coverage under this Policy the fact that a dissolution of the Insured Limited Liability Company has occurred, or a new Limited Liability Company has been formed solely by reason of the withdrawal or replacement of one or more of the members of the original Insured Limited Liability Company so long as the Insured remains as the title holder, and no new Limited Liability Company is explicitly formed. The Company reserves all of its rights and defenses under the Policy which it would have had against the Insured or its constituent members before or after any withdrawal or replacement.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

Fairway Endorsement (LLC or Partnership)

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

(1)	damage to an existing building located on the Land, or

(2)	enforced removal or alteration of an existing building located on the Land, as a result of the exercise of the right of use or maintenance of the easement referred to in Exceptions 7, 8, 9, 14, 15 and 16 of Schedule B for the purpose for which it was granted or reserved.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

ATLA Endorsement 28-06 (Easement – Damage or Enforced Removal)

Adopted 10/16/08

This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

ENDORSEMENT

ATTACHED TO POLICY NO. CT1103006-CT2946

ISSUED BY

CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by reason of any final judgment enforcing the covenants, conditions and restrictions referred to in paragraphs 7, 8, 9, 10, 11, 12, 18 & 20 of Schedule B, based upon a violation thereof on the Land prior to Date of Policy.

As used in this endorsement, the words “covenants, conditions or restrictions” do not refer to or include any covenant, condition or restriction (a) relating to obligations of any type to perform maintenance, repair or remediation on the Land, or (b) pertaining to environmental protection of any kind or nature, including hazardous or toxic matters, conditions or substances except to the extent that a notice of a violation or alleged violation affecting the Land has been recorded in the Public Records at Date of Policy and is not excepted in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By:
Authorized Signatory

CLTA Form 100.5-06 (03-09-07)

CC&R’s, Violations

ALTA - Owner

ENDORSEMENT

Attached to Policy No. NCS 489447 Owner’s Policy

Issued by

First American Title Insurance Company

(“Co-Insurer”)

CO-INSURANCE ENDORSEMENT

Attached to and made a part of Chicago Title Insurance Company (“Issuing Co-Insurer”) Policy No. CT1103006-CT2946 (“Co-Insurance Policy”). Issuing Co-Insurer and any other co-insurers are collectively referred to as “Co-Insurers.”

1.	Co-Insurer issues this endorsement as evidence of Co-Insurer’s liability under Co-Insurance Policy and directs that this endorsement be attached to the Co-Insurance Policy adopting its Covered Risks, Exclusions, Conditions, Schedules and Endorsements, as follows:

Amount and proportion of insurance and Aggregate Amount of Insurance under the Co-Insurance Policy:

Co-Insurers	Name and Address	Policy Number	Amount of Insurance	Proportion of Liability
Issuing Co-Insurer	Chicago Title Insurance Company 171 N. Clark Street Chicago, IL 60601	CT1103006-CT2946	$140,000,000.00	70%
Co-Insurer	First American Title Insurance Company 30 N. LaSalle Street Chicago, IL 60602	NCS 489447	$60,000,000.00
Aggregate Policy Amount			$200,000,000.00

2.	Each Co-Insurer shall be liable to the Insured under the Co-Insurance Policy only for the total of the loss and costs multiplied by its Proportion of Liability.

3.	Any notice of claim and any other notice or statement in writing required to be given under the Co-Insurance Policy must be given to Co-Insurer at its address set forth above.

4.	Any endorsement to the Co-Insurance Policy issued after the date of this Co-Insurance Endorsement must be signed on behalf of the Co-Insurer by its authorized officer or agent.

5.	This Co-Insurance Endorsement is effective as of the Date of Policy of the Co-Insurance Policy. This Co-Insurance Endorsement may be executed in counterparts.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

June     , 2011

American Land Title Association

Endorsement 23-06 (Co-Insurance - Single Policy)

Adopted 01/01/08

F.A. Special

Lack of Signatures

ENDORSEMENT

Attached to Policy No. NCS-489447 Owner’s Policy

Issued By

First American Title Insurance Company

The Company hereby assures the Insured that the Company will not deny liability under the policy or any endorsements issued therewith solely on the grounds that the policy and/or endorsement(s) were issued electronically and/or lack signatures in accordance with Paragraph 15 (c) of the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

First American Title Insurance Company

Dennis J. Giimore	Timothy Kemp
President	Secretary

Exhibit A-1

LEGAL DESCRIPTION OF FEE COMPONENT LAND

Parcel No. 2: (Tennis Cottages Parcel)

That port of the Southwest one-quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the South one-quarter corner of said Section 35;

THENCE North 00 degrees 08 minutes 41 seconds East, along the North-South mid-section line of said Section 35, a distance of 1486.58 feet;

THENCE North 89 degrees 49 minutes 06 seconds West, 840.00 feet to the POINT OF BEGINNING;

THENCE South 27 degrees 44 minutes 13 seconds East, 177.75 feet;

THENCE South 83 degrees 46 minutes 19 seconds East, 39.13 feet;

THENCE South 26 degrees 47 minutes 27 seconds East, 26.35 feet;

THENCE South 58 degrees 07 minutes 53 seconds East, 43.04 feet;

THENCE South 88 degrees 18 minutes 25 seconds East, 29.86 feet;

THENCE South 07 degrees 07 minutes 02 seconds East, 47.49 feet;

THENCE South 66 degrees 38 minutes 00 seconds West, 275.66 feet to the beginning of a curve concave to the Southeast having a radius of 150.00 feet;

THENCE Southwesterly along said curve through a central angle of 12 degrees 08 minutes 15 seconds, an arc distance of 31.78 feet;

THENCE South 54 degrees 29 minutes 46 seconds West, 446.31 feet;

THENCE North 84 degrees 49 minutes 13 seconds West, 43.57 feet;

THENCE North 00 degrees 01 minutes 45 seconds East, 619.54 feet;

THENCE South 89 degrees 49 minutes 06 seconds East, 377.78 feet;

THENCE North 00 degrees 01 minutes 45 seconds East, 18.00 feet;

THENCE South 89 degrees 49 minutes 06 seconds East, 103.52 feet to the POINT OF BEGINNING.

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Book 124, page 39, records of Maricopa County, Arizona; and also

EXCEPT all oil gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description; and also

EXCEPT all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, Arizona Revised Statutes.

Parcel No. 3: (Golf Cottage Parcel)

That portion of the South one-half of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the South one-quarter corner of said Section 35;

THENCE North 00 degrees 08 minutes 41 seconds East, along the North-South mid-section line of said Section 35, a distance of 692.16 feet to the POINT OF BEGINNING;

THENCE North 79 degrees 44 minutes 48 seconds West, 66.78 feet; THENCE North 05 degrees 04 minutes 10 seconds West, 504.79 feet; THENCE South 89 degrees 51 minutes 19 seconds East, 233.91 feet; THENCE South 00 degrees 08 minutes 41 seconds West, 10.06 feet; THENCE South 89 degrees 51 minutes 19 seconds East, 67.83 feet;

THENCE North 00 degrees 08 minutes 41 seconds East, 14.66 feet; THENCE South 89 degrees 51 minutes 19 seconds East, 148.26 feet; THENCE South 00 degrees 08 minutes 41 seconds West, 16.60 feet; THENCE South 89 degrees 51 minutes 19 seconds East, 102.00 feet; THENCE South 00 degrees 08 minutes 41 seconds West, 253.85 feet; THENCE North 79 degrees 44 minutes 48 seconds West, 295.00 feet;

THENCE South 10 degrees 15 minutes 12 seconds West, 92.82 feet to the beginning of a non-tangent curve concave to the Southeast, having a radius of 45.00 feet, and a radial bearing to said beginning of North 39 degrees 43 minutes 18 seconds East;

THENCE Southwesterly along said curve through a central angle of 134 degrees 47 minutes 28 seconds, an arc distance of 105.86 feet;

THENCE South 84 degrees 55 minutes 50 seconds West, 60.44 feet to a point on the North-South mid-section line of said Section 35;

THENCE South 00 degrees 08 minutes 41 seconds West, along said mid-section line, 164.69 feet to the POINT OF BEGINNING.

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Book 124, page 39, records of Maricopa County, Arizona; and also

EXCEPT all oil gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description; and also

EXCEPT all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, Arizona Revised Statutes.

Parcel No. 4:

That portion of the Southeast quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the Southeast corner of said Section 35;

THENCE North 00 degrees 08 minutes 48 seconds East, along the East line of said Southeast quarter, 2145.40 feet;

THENCE North 89 degrees 51 minutes 09 seconds West, 1858.64 feet to the POINT OF BEGINNING;

THENCE continuing North 89 degrees 51 minutes 09 seconds West, 782.42 feet to the West line of said Southeast quarter;

THENCE South 00 degrees 08 minutes 41 seconds West, along said West line 60.00 feet (57.42 feet, measured);

THENCE South 74 degrees 58 minutes 57 seconds East, 337.32 feet to the beginning of a curve concave Southwesterly, having a radius of 300.00 feet;

THENCE Southeasterly along said curve through a central angle of 35 degrees 25 minutes 14 seconds, an arc distance of 185.46 feet;

THENCE South 39 degrees 33 minutes 43 seconds East, 125.23 feet to the beginning of a curve concave Northeasterly, having a radius of 1000.00 feet;

THENCE Southeasterly, along said curve, through a central angle of 06 degrees 22 minutes 13 seconds, an arc distance of 111.18 feet;

THENCE North 44 degrees 04 minutes 04 seconds East, 211.86 feet;

THENCE North 00 degrees 08 minutes 43 seconds East, 270.00 (267.42 feet, measured) feet to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Docket 124, page 39, records of Maricopa County, Arizona.

Parcel No. 5:

That portion of the Northeast quarter of the Southwest quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the center of said Section 35;

THENCE South 00 degrees 08 minutes 41 seconds West, along the North-South mid-section line of said Section 35, a distance of 232.27 feet to the POINT OF BEGINNING;

THENCE continuing South 00 degrees 08 minutes 41 seconds West, along said mid-section line, 431.30 feet;

THENCE North 74 degrees 58 minutes 57 seconds West, 6.41 feet to the beginning of a curve concave to the Northeast, having a radius of 444.50 feet;

THENCE Northwesterly along said curve through a central angle of 75 degrees 09 minutes 12 seconds, an arc distance of 583.04 feet;

THENCE South 89 degrees 49 minutes 46 seconds East, 336.61 feet to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Docket 124, page 39, records of Maricopa County, Arizona.

Parcel No. 6:

That portion of the Northeast quarter of the Southwest quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

BEGINNING at the center Section 35;

THENCE South 00 degrees 08 minutes 41 seconds West, along the North-South mid-section line of said Section 35, a distance of 232.27 feet;

THENCE North 89 degrees 49 minutes 46 seconds West, 392.11 feet;

THENCE North 00 degrees 10 minutes 14 seconds East, 232.27 feet to the East-West mid-section line of said Section 35;

THENCE South 89 degrees 49 minutes 46 seconds East, along said East-West mid-section line, 392.00 feet to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Docket 124, page 39, records of Maricopa County, Arizona.

Parcel No. 7:

Intentionally Omitted.

Parcel No. 8:

A nonexclusive easement for ingress and egress by or pursuant to that certain “Easement and Maintenance Agreement” dated November 21, 1986 and recorded December 2, 1986 in Document No. 86-664157, records of Maricopa County, Arizona.

Parcel No. 9:

A nonexclusive easement for ingress and egress by or pursuant to that certain “Reciprocal Easement and Maintenance Agreement” dated November 21, 1986 and recorded December 2, 1986 in Document No. 86-664160, records of Maricopa County, Arizona.

Parcel No. 10:

A nonexclusive easement for ingress and egress and utilities by or pursuant to that certain “Reciprocal Easement Agreement, Construction and Maintenance Agreement, and Covenants, Conditions and Restrictions” dated April 19, 2006, and recorded April 19, 2006, in Document No. 20060523599, records of Maricopa County, Arizona.

Parcel No. 11:

A nonexclusive easement for ingress and egress, utilities and other purposes by or pursuant to that certain “Declaration of Easements and Covenants, Conditions and Restrictions” dated October 28, 1986, and recorded December 12, 1986, in Document No. 86-688089, records of Maricopa County, Arizona.

Parcel No. 12:

A nonexclusive easement for ingress and egress by or pursuant to that certain “Master Declaration of Covenants, Conditions and Restrictions for Scottsdale Princess/Eagle” dated August 19, 1986, and recorded August 20, 1986, in Document No. 86-444862, records of Maricopa County, Arizona.

Parcel No. 13:

An easement for roadway over that portion of Tracts 3A, 11 and 12, State Plat No. 16 - Core South, according to Book 324 of Maps, page 50, Records of Maricopa County, Arizona, lying within the Northwest quarter of Section 35, Township 4 North, Range 4 East, Gila and Salt River Base and Meridian, depicted thereon as Princess Boulevard.

Exhibit A-2

LEGAL DESCRIPTION OF LAND SUBJECT TO GROUND LEASE

Parcel No. 1: (Hotel Parcel)

That portion of the South half of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the South one-quarter corner of said Section 35;

THENCE North 00 degrees 08 minutes 41 seconds East, along the North-South mid-section line of said Section 35, a distance of 1206.58 feet to the POINT OF BEGINNING;

THENCE North 89 degrees 51 minutes 19 seconds West, 111.62 feet;

THENCE North 05 degrees 04 minutes 10 seconds West, 34.51 feet to the beginning of a curve concave to the East having a radius of 75.00 feet;

THENCE Northerly along said curve through a central angle of 60 degrees 29 minutes 58 seconds, an arc distance of 79.19 feet to a point of reverse curvature with a curve concave to the Southwest and having a radius of 75.00 feet;

THENCE Northeasterly, Northerly, and Southwesterly along said curve through a central angle of 168 degrees 47 minutes 48 seconds, an arc distance of 220.95 feet;

THENCE South 66 degrees 38 minutes 00 seconds West, 521.45 feet; THENCE North 07 degrees 07 minutes 02 seconds West, 47.49 feet;

THENCE North 88 degrees 18 minutes 25 seconds West, 29.86 feet; THENCE North 58 degrees 07 minutes 53 seconds West, 43.04 feet;

THENCE North 26 degrees 47 minutes 27 seconds West, 26.35 feet;

THENCE North 83 degrees 46 minutes 19 seconds West, 39.13 feet; THENCE North 27 degrees 44 minutes 13 seconds West, 177.75 feet;

THENCE North 89 degrees 49 minutes 06 seconds West, 103.52 feet;

THENCE South 00 degrees 01 minutes 45 seconds West, 18.00 feet;

THENCE North 89 degrees 49 minutes 06 seconds West, 377.78 feet;

THENCE North 00 degrees 01 minutes 45 seconds East, 756.50 feet

THENCE North 78 degrees 51 minutes 20 seconds East, 4.33 feet to the beginning of a curve concave to the South having a radius of 250.00 feet;

THENCE Easterly along said curve through a central angle of 51 degrees 43 minutes 26 seconds, an arc distance of 225.69 feet;

THENCE South 49 degrees 25 minutes 14 seconds East, 59.77 feet;

THENCE North 40 degrees 34 minutes 36 seconds East, 352.13 feet to the beginning of a curve concave to the Southeast having a radius of 100.00 feet;

THENCE Northeasterly along said curve through a central angle of 49 degrees 35 minutes 38 seconds, an arc distance of 86.56 feet;

THENCE South 89 degrees 49 minutes 46 seconds East, 385.35 feet to the beginning of a non-tangent curve concave to the East having a radius of 500.00 feet, and a radial bearing to said beginning of South 73 degrees 52 minutes 17 seconds West;

THENCE Northerly along said curve through a central angle of 16 degrees 17 minutes 57 seconds, an arc distance of 142.24 feet;

THENCE South 89 degrees 49 minutes 46 seconds East, 55.5 feet to the beginning of a non-tangent curve concave to the Northeast having a radius of 444.50 feet and a radial bearing to said beginning of North 89 degrees 46 minutes 46 seconds West;

THENCE Southeasterly along said curve through a central angle of 75 degrees 09 minutes 12 seconds, an arc distance of 583.04 feet;

THENCE South 74 degrees 58 minutes 57 seconds East, 6.41 feet to the North-South mid-section of said Section 35;

THENCE South 00 degrees 08 minutes 41 seconds West, along said mid-section line, 57.42 feet;

THENCE South 74 degrees 58 minutes 57 seconds East, 337.32 feet to the beginning of a curve concave to the Southwest having a radius of 300.00 feet;

THENCE Southeasterly along said curve through a central angle of 35 degrees 25 minutes 14 seconds, an arc distance of 185.46 feet;

THENCE South 39 degrees 33 minutes 43 seconds East, 125.23 feet to the beginning of a curve concave to the Northeast having a radius of 1000.00 feet;

THENCE Southeasterly along said curve through a central angle of 11 degrees 27 minutes 33 seconds, an arc distance of 200.00 feet;

THENCE South 38 degrees 58 minutes 44 seconds West, 55.50 feet;

THENCE South 16 degrees 17 minutes 23 seconds West, 211.79 feet.

THENCE North 89 degrees 51 minutes 19 seconds West, 270.00 feet;

THENCE South 00 degrees 08 minutes 41 seconds West, 208.40 feet;

THENCE North 89 degrees 51 minutes 19 seconds West, 148.26 feet;

THENCE South 00 degrees 08 minutes 41 seconds West, 14.66 feet;

THENCE North 89 degrees 51 minutes 19 seconds West, 67.83 feet;

THENCE North 00 degrees 08 minutes 41 seconds East, 10.06 feet;

THENCE North 89 degrees 51 minutes 19 seconds West, 122.29 feet to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Book 124, page 39, records of Maricopa County, Arizona; and also

EXCEPT all oil gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description; and also

EXCEPT all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, Arizona Revised Statutes.

Exhibit A-3

LEGAL DESCRIPTION OF VACANT LAND

Parcel No. 7:

That portion of the Northeast one-quarter of the Southwest one-quarter of Section 35, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the center of said Section 35;

THENCE North 89 degrees 49 minutes 46 seconds West along the East-West mid-section line of said Section 35, a distance of 392.00 feet to the TRUE POINT OF BEGINNING;

THENCE South 00 degrees 10 minutes 14 seconds West, 232.27 to the beginning of a curve concave to the East having a radius of 500.00 feet;

THENCE Southerly along said curve through a central angle of 16 degrees 17 minutes 57 seconds an arc distance of 142.24 feet;

THENCE North 89 degrees 49 minutes 46 seconds West, 385.35 feet to the beginning of a curve concave to the Southeast having a radius of 100.00 feet;

THENCE Southwesterly along said curve through a central angle of 49 degrees 35 minutes 38 seconds, an arc distance of 86.56 feet to the point of tangency;

THENCE South 40 degrees 34 minutes 36 seconds West, 352.13 feet;

THENCE North 49 degrees 25 minutes 14 seconds West, 59.77 feet to the beginning of a curve concave to the Southwest having a radius of 250.00 feet;

THENCE Northwesterly along said curve through a central angle of 51 degrees 43 minutes 26 seconds, an arc distance of 225.69 feet to the point of tangency;

THENCE South 78 degrees 51 minutes 20 seconds West, 4.33 feet to the West line of said Northeast one-quarter;

THENCE North 00 degrees 01 minutes 45 seconds East, 507.05 feet along said West line to the beginning of a non-tangent curve concave to the Southeast having a radius of 805.00 feet and a radial bearing to said beginning being South 24 degrees 57 minutes 36 seconds East;

THENCE Northeasterly along said curve through a central angle of 25 degrees 07 minutes 50 seconds, an arc distance of 353.08 feet to the point of tangency said point lying on the North line of said Northeast one-quarter;

THENCE South 89 degrees 49 minutes 46 seconds East, 589.90 feet along the North line of said Northeast one-quarter to the POINT OF BEGINNING;

EXCEPT one-half of all oil and mineral rights as reserved in instrument recorded in Docket 124, page 39, records of Maricopa County, Arizona.

Exhibit B

EXCLUDED PERSONAL PROPERTY

Any personal property owned by (i) any tenants under the Leases, (ii) any lessor of such property under any Operating Agreement, (iii) any guest of the Hotel, (iv) any third party possessing the right to situate personal property at the Hotel pursuant to a Permitted Exception, (v) any service provider under an Operating Agreement using such equipment in connection with the performance of such service, (vi) Operator, or (vi) any agent, employee or invitee of any of the foregoing.

Exhibit C-1

LEASE SCHEDULE

Company Name	Expiration Date	Description

Verizon Wireless	September 30, 2014	Rooftop Rental - Cell Site

Verizon Wireless	March 31, 2012	Rooftop Rental - Cell Site

Go Rentals	June 30, 2011	Auto Rental

American Audio Visual	November 30, 2011	Audio Visual Services

Transtyle	Month to Month	Limousine Service

Lodgenet	January 2012	Television / In-room Movies

Innovative Transportation/ Driver Provider	January 31, 2013	Group Transportation Service

Exhibit C-2

OPERATING AGREEMENT SCHEDULE

Bar Management Agreement dated February 1, 2008

Restaurant Management Agreement dated February 11, 2008

Golf Facility Reservations and Use and Licensing Agreement dated December 20, 1985

R and R Retail, LLC

American Audio Visual Center, Inc.

S. Sherman & Associates, Inc. (food purchasing – 60 day cancellation notice)

Company Name	Expiration Date	Description

Rubicon	December 31, 2011	MarketVision Subscription

Cision US Inc	December, 2011	Media Monitoring

StarCite	December, 2011	Marketing Package Facility

Cvent	December, 2011	Marketing Package Mtg Site

Scottel Voice and Date	August 30, 2011	Service on Telephone Equipment

TIG Global	January , 2012	Independent website maint/SEO

GoConcierge.net	Upon Termination	License Agreement-concierge network

R & G Vent Cleaning	N/A	Kitchen Exhaust Hood Cleaning

Johnson Controls	February 28, 2011	Chiller Maintenance

Siemens Building Technology	May 14, 2011	Building Energy Mgmt. System

Inncom International	N/A	Guest Room Energy Mgmt. System.

Kone Elevators	July 31, 2011	Elevator Maintenance

Chem-Aqua	March 31, 2012	Water Treatment

Simplex Grinnell	December 31, 2011	Fire alarm system maintenance

Titan Power	August 31, 2011	UPS & Telephone switch

rectifer

Empire Power Systems	October 31, 2011	Emergency Generator Maintenance

Valley Crest Landscape Maintenance	Month to Month	Landscape Maintenance

Jani-King of Phoenix	February 7, 2012	Night / Window cleaners

Waste Management Inc	N/A	Waste Removal

Waste Management Inc	N/A	Waste Removal

Western Exterminator	May 15, 2012	Pest Control / Exterminating

Assa Abloy	December 31, 2011	Ving Card Maintenance

Avery Dennison/Monarch Nationwide	February 25, 2012	Printer Maintenance

Truly Nolen Pest Control	March 1, 2012	Termite Coverage

MTECH - Hotsos	March 31, 2012	MTEC HOTSOS - maint

Micros Systems, Inc	June 26, 2011	Micros 9700 maint

Springer-Miller Systems, Inc	December 31, 2011	spa POS maint

ADP, Inc	December 31, 2011	time & attendance maint

Meeting Matrix International, Inc	August 31, 2011	Meeting Matrix

Dataworks, Inc	August 31, 2011	retail inventory system maint

Resource Software International	April 22, 2011	Call Acctg System Maint

Trackit, LCC	June 30, 2011	TrackIT

Sage Accpac International	November 30, 2011	Accpac

Southern Datacom	August 31, 2011	Protobase

Open Table	December 31, 2011	Open Table - The grill at TPC

Open Table	December 31, 2011	Open Table - La Hacienda

Open Table	May 20, 2011	Open Table - Bourbon Steak

Micros Systems Inc	April 30, 2011	Opera

Exhibit C-3

EQUIPMENT LEASE SCHEDULE

Postage Meter - Pitney Bowes Global Financial Services, LLC

Exhibit D-1

SPECIAL WARRANTY DEED1

KNOW ALL MEN BY THESE PRESENTS:

That [SHR SCOTTSDALE, L.L.C. / SHR SCOTTSDALE Z, L.L.C.], a Delaware limited liability company, hereinafter called the “Grantor”, in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid to the Grantor by FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company, whose address is 900 N. Michigan Ave., Suite 1900, Chicago, Illinois 60611, hereinafter called the “Grantee”, the receipt of which is hereby acknowledged, does hereby grant, bargain, sell and convey unto the Grantee and its successors and assigns:

ALL of those certain parcels of land situate at 7575 East Princess Drive, Scottsdale, AZ (herein the “Land”), described in Exhibit “A” attached hereto and made a part hereof, subject to the encumbrances mentioned in said Exhibit “A”;

AND the reversions, remainders, rents, issues and profits thereof, together with all buildings, improvements, tenements, rights, easements, privileges and appurtenances to the same belonging or appertaining or held and enjoyed therewith, and all of the estate, right, title and interest of the Grantor both at law and in equity therein and thereto (collectively, the “Property”);

TO HAVE AND TO HOLD the same unto the Grantee and its successors and assigns, forever, subject to the encumbrances mentioned in said Exhibit “A”;

AND the Grantor, for itself and its successors, hereby covenants with the Grantee and its successors and assigns: THAT the Grantor has good right to grant and convey the Property unto the Grantee as aforesaid; that the same are free and clear of and from all encumbrances made or suffered by the Grantor, except, however, for the encumbrances mentioned in said Exhibit A;

AND Grantor hereby specially warrants the title to the Property and will defend the same against the lawful claims (excluding those arising out of the encumbrances described above) of all persons claiming by, through and under Grantor, but none others, excluding, however, all Permitted Exceptions as described in that certain purchase and sale agreement among the grantor and grantee, and other parties.

IN WITNESS WHEREOF, the Grantor has executed this instrument this          day of                                         , 2011.

,

a

[1]	When document is broken out it must be in recordable form and a separate deed must be prepared for the contiguous land.

By
Name:
Title:

Grantor

STATE OF	)
	)	SS:
COUNTY OF	)

On this          day of                     , 2011, before me appeared                                          and                                         , to me personally known, who, being by me duly sworn, did say that they are                                          and                                         , respectively, of                                         , a                                         ; that such instrument was signed on behalf of such corporation by authority of its                                         ; and said                                          and                                          acknowledged such instrument to be the free act and deed of such.

Signature:
Name:
Notary Public

State of

My commission expires:

Exhibit “A” to Deed

Property

Exhibit D-2

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE2

THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (this “Assignment”) is made and entered into as of this          day of                     , 2011 (“Effective Date”), by and between SHR Scottsdale, L.L.C., a Delaware limited liability company (“Assignor”), and FMT SCOTTSDALE Owner, LLC, a Delaware limited liability company (“Assignee”).

RECITALS

(A) The City of Scottsdale, a municipal corporation (the “City”), as “Lessor,” and Assignor, as “Lessee,” entered into that certain Ground Lease dated December 30, 1985 (a memorandum of which, titled Memorandum of Ground Lease and Right of First Refusal to Purchase, was recorded December 2, 1986 in the Official Records of Maricopa County as document number 86 664161), as amended by that certain First Amendment to Ground Lease dated November 17, 1986, that certain Second Amendment to Ground Lease dated April 4, 1995, and that certain Wall and Sign Agreement and Third Amendment to Ground Lease dated December 23, 2002 (as amended, the “Ground Lease”).

(B) Pursuant to the Ground Lease, Assignor leases certain real property located in the City of Scottsdale, Sate of Arizona (the “Ground Leased Property”), which Property is more particularly described in Exhibit A attached hereto.

(C) The Ground Leased Property is adjacent to certain real property owned in fee by Assignor (the “Fee Property” and together with the Ground Leased Property, the “Property”).

(D) The Property is improved by a hotel facility commonly known as “The Fairmont Scottsdale Princess” (the “Hotel”).

(E) Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated                     , 2011 (the “Purchase Agreement”), whereby Assignee has agreed to purchase the Hotel from Assignor. As a condition of the sale, Assignor is required to assign its right, title, and interest in and to the Ground Lease to Assignee.

(F) Assignor now desires to assign its right, title, claim and interest in, to, and under the Ground Lease to Assignee and Assignee desires to accept the assignment thereof, subject to the terms and conditions of this Assignment.

AGREEMENT

[2]	When document is broken out it must be in recordable form.

NOW, THEREFOR, FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), the parties hereby agree as follows:

1. Assignor has obtained consent from the City pursuant to the terms of the Ground Lease to the assignment of the Ground Lease to the Assignee.

2. Assignor hereby assigns, transfers and conveys unto Assignee all of Assignor’s right, title, claim and interest in, to, and under the Ground Lease, including, without limitation, all of Assignor’s right, title claim and interest in, to and under all Improvements, as the term is defined in the Ground Lease.

3. Assignee hereby accepts the aforesaid assignment and assumes and covenants and agrees, for the benefit of Assignor and the City, faithfully to keep and perform each and all of the terms, covenants, agreements and conditions of the Ground Lease to be performed by the lessee thereunder, including the making of all payments due to the City when due and payable.

4. Assignee shall indemnify, defend, protect and hold Assignor harmless from and against any and all liabilities and obligations of lessee under the Ground Lease first arising after the Effective Date.

5. In the event of any litigation between Assignor and Assignee arising out of this Assignment, the losing party shall pay the prevailing party’s costs and expenses of such litigation, including, without limitation, reasonable attorneys’ fees.

6. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

7. This Assignment shall be governed by and construed in accordance with the laws of the State of Arizona.

8. This Assignment is delivered pursuant to the Purchase Agreement.

9. Assignee acknowledges that, except as provided herein and in the Purchase Agreement, the conveyance of the Ground Lease herein is specifically made “as-is” and “where-is,” without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Assignee has not relied and will not rely on, and Assignor is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the Ground Lease or relating thereto (including specifically, without limitation, information packages distributed with respect to the Property) made or furnished by Assignor, the Property manager, or any agent or real estate broker representing or purporting to represent Assignor, to whomever made or given, directly or indirectly, orally or in writing.

10. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

[no further text on this page; signatures appear on the following page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above.

ASSIGNOR:

SHR Scottsdale, L.L.C.

By:
Name:
Title:

STATE OF	)
	)	SS:
COUNTY OF	)

On this          day of                     , 2011, before me appeared                                          and                                     , to me personally known, who, being by me duly sworn, did say that they are                                          and                                         , respectively, of                                         , a                                         ; that such instrument was signed on behalf of such corporation by authority of its Board of Directors; and said                                          and                                          acknowledged such instrument to be the free act and deed of such corporation.

Signature:
Name:
Notary Public

State of

My commission expires:

ASSIGNEE:

FMT SCOTTSDALE Owner, LLC

By:
Name:
Title:

STATE OF	)
	)	SS:
COUNTY OF	)

On this          day of                     , 2011, before me appeared                                          and                                         , to me personally known, who, being by me duly sworn, did say that they are                                          and                                         , respectively, of                                         , a                                         ; that such instrument was signed on behalf of such corporation by authority of its Board of Directors; and said                                          and                                          acknowledged such instrument to be the free act and deed of such corporation.

Signature:
Name:
Notary Public

State of

My commission expires:

Exhibit E

BILL OF SALE

SHR Scottsdale, L.L.C., a Delaware limited liability company, SHR Scottsdale Z, LLC, a Delaware limited liability company, and DTRS Scottsdale, L.L.C., a Delaware limited liability company, as seller, and FMT Scottsdale Owner, LLC, a Delaware limited liability company (“New Hotel Owner”) and Walton/SHR FPH, LLC, a Delaware limited liability (“New Operating Tenant”), as purchaser, have entered into that certain Purchase and Sale Agreement dated as of                     , 2011 (the “Purchase Agreement”).

For good and valuable consideration, the receipt of which is hereby acknowledged, SHR Scottsdale, L.L.C., a Delaware limited liability company, and DTRS Scottsdale, L.L.C., a Delaware limited liability company (collectively, “Seller”), does, as of this          day of                     , 2011, hereby sell, transfer and convey to New Hotel Owner (“Purchaser”), without recourse or warranty, any and all personal property, (the “Personal Property”); all inventory (the “Inventory”); all plans and specifications (“Plans and Specifications”); and Balance Sheet Assets (“Balance Sheet Assets”), as each is defined in the Purchase Agreement owned by Seller and used exclusively in connection with the operation of that certain real property commonly known as The Fairmont Scottsdale Princess and located at 7575 East Princess Drive, Scottsdale, AZ, and more particularly described in Exhibit A attached hereto and incorporated herein by reference (the “Property”).

Purchaser acknowledges that the sale of the Personal Property is specifically made “as-is” and “where-is,” without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Purchaser has not relied and will not rely on, and Seller is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the Personal Property or relating thereto (including specifically, without limitation, information packages distributed with respect to the Property) made or furnished by Seller, the Property manager, or any agent or real estate broker representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing. Notwithstanding the foregoing, Purchaser does not hereby waive its rights to rely on and otherwise with respect to representations and warranties expressly set forth in the Purchase Agreement.

This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

[Next page is signature page]

IN WITNESS WHEREOF, Seller and Purchaser have executed this Bill of Sale as of the date first above written.

SELLER:

SHR Scottsdale, L.L.C., a Delaware limited liability company

By:
Name:
Title:

DTRS Scottsdale, L.L.C., a Delaware limited liability company

By:
Name:
Title:

PURCHASER:

FMT Scottsdale Owner, LLC, a Delaware limited liability

By:
Name:
Title:

EXHIBIT A TO BILL OF SALE

LEGAL DESCRIPTIONS

(see attached)

Exhibit F

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) dated as of                     , 2011 (“Effective Date”) is entered into by and among SHR Scottsdale, L.L.C., a Delaware limited liability company, and DTRS Scottsdale, L.L.C., a Delaware limited liability company (individually and collectively, as the context requires, “Assignor”), and Walton/SHR FPH, LLC, a Delaware limited liability (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor is the lessor under those certain lease agreements identified on Exhibit B attached hereto (the “Leases”) executed with respect to that certain real property commonly known as The Fairmont Scottsdale Princess and located at 7575 East Princess Drive, Scottsdale, AZ (the “Property”) as more fully described in Exhibit A attached hereto and incorporated herein by reference;

WHEREAS, Assignor and SHR Scottsdale Z LLC, a Delaware limited liability company, as seller, and FMT Scottsdale Owner, LLC, a Delaware limited liability company (“New Hotel Owner”), and Walton/SHR FPH, LLC, a Delaware limited liability (“New Operating Tenant”), as purchaser, have entered into that certain Purchase and Sale Agreement dated as of                     , 2011 (the “Purchase Agreement”) conveying the Property; and

WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

Now, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

2. Effective as of the Effective Date, Assignee hereby assumes all of Assignor’s obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, attorneys’ fees, accruing or arising out of the lessor’s obligations under the Leases first arising after the Effective Date.

3. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

4. This Assignment shall be governed by and construed in accordance with the laws of the State of Arizona.

5. Assignee acknowledges that, except as provided in the Purchase Agreement, the conveyance of the Leases herein is specifically made “as-is” and “where-is,” without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Assignee has not relied and will not rely on, and Assignor is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the Leases or relating thereto (including specifically, without limitation, information packages distributed with respect to the Property) made or furnished by Assignor, the Property manager, or any agent or real estate broker representing or purporting to represent Assignor, to whomever made or given, directly or indirectly, orally or in writing.

6. This Assignment is delivered pursuant to the Purchase Agreement.

7. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

[Next page is signature page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

SHR Scottsdale, L.L.C., a Delaware limited liability company

By:
Name:
Title:

DTRS Scottsdale, L.L.C., a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

Walton/SHR FPH, LLC, a Delaware limited liability

By:
Name:
Title:

EXHIBIT A TO ASSIGNMENT OF LEASES

LEGAL DESCRIPTION

(see attached)

EXHIBIT B TO ASSIGNMENT OF LEASES

Leases

(See Attached)

Exhibit G

ASSIGNMENT AND ASSUMPTION - GENERAL

THIS ASSIGNMENT AND ASSUMPTION - GENERAL (this “Assignment”) is made and entered into as of this          day of                     , 2011 (“Effective Date”), by and among SHR Scottsdale, L.L.C., a Delaware limited liability company, and DTRS Scottsdale, L.L.C., a Delaware limited liability company (individually and collectively, as the context may require, “Assignor”), and FMT Scottsdale Owner, LLC, a Delaware limited liability company (“New Hotel Owner”) and Walton/SHR FPH, LLC, a Delaware limited liability (“New Operating Tenant”) (New Hotel Owner and New Operating Tenant are herein collectively referred to as, “Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor and SHR Scottsdale Z LLC, a Delaware limited liability company, as seller, and New Hotel Owner and New Operating Tenant, as purchaser, have entered into that certain Purchase and Sale Agreement dated as of                     , 2011 (the “Purchase Agreement”) conveying the Property; and

WHEREAS, pursuant to the Purchase Agreement, Assignor desires to assign certain of its interests to Assignee, and Assignee desires to accept the assignment thereof; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

(A) all warranties and guaranties (express or implied) made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of the Property “Warranties”);

(B) all of the Operating Agreements;

(C) all of the Licenses;

(D) all Equipment Leases

(E) any Intangibles;

(F) the Intellectual Property;

(G) Books;

(H) Reservations; and

(I) Reservation Deposits.

ASSIGNOR AND ASSIGNEE FURTHER HEREBY AGREE AND COVENANT AS FOLLOWS:

1. Effective as of the Effective Date, Assignee hereby assumes all of the owner’s obligations under the Operating Agreements, Warranties, Licenses, Equipment Leases, Intangibles, Intellectual Property, Books, Reservations, and Reservation Deposits, and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, attorneys’ fees, accruing or arising out of the owner’s obligations thereunder first arising after the Effective Date.

2. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

3. This Assignment shall be governed by and construed in accordance with the laws of the State of Arizona.

4. This Assignment is delivered pursuant to the Purchase Agreement.

5. Assignee acknowledges and agrees that, except as provided in the Purchase Agreement, the conveyance of the Operating Agreements, Warranties, Licenses, Equipment Leases, Intangibles, Intellectual Property, Books, Reservations, and Reservation Deposits is specifically made “as-is” and “where-is,” without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Assignee has not relied and will not rely on, and Assignor is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the Operating Agreements, Warranties, Licenses, Equipment Leases, Intangibles Intellectual Property, Books, Reservations, or Reservation Deposits or relating thereto (including specifically, without limitation, information packages distributed with respect to the Property) made or furnished by Assignor, or any agent or broker representing or purporting to represent Assignor, to whomever made or given, directly or indirectly, orally or in writing.

6. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

[Next page is signature page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:

SHR Scottsdale, L.L.C., a Delaware limited liability company

By:
Name:
Title:

DTRS Scottsdale, L.L.C., a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

FMT Scottsdale Owner, LLC, a Delaware limited liability company

By:
Name:
Title:

Walton/SHR FPH, LLC, a Delaware limited liability

By:
Name:
Title:

Exhibit H

[NOTICE TO TENANTS]

                    , 2011

To:

Re: Notice of Lease Assignment

Premises: The Fairmont Princess Scottsdale

Ladies and Gentlemen:

Please be advised that the Premises have been acquired by, and the Lessor’s interest in your lease and your security deposit (if any) have been assigned, to Walton/SHR FPH, LLC, a Delaware limited liability company (“New Owner”).

Notwithstanding the foregoing, Fairmont Hotels & Resorts (U.S.) Inc. remains the manager of the Hotel and, therefore, you shall continue to pay all future rental and other payments under your lease to Fairmont as agent for the New Owner.

[continued on next page]

Very truly yours,

Prior Owner:

SHR Scottsdale, L.L.C., a Delaware limited liability company

By:
Name:
Title:

DTRS Scottsdale, L.L.C., a Delaware limited liability company

By:
Name:
Title:

Exhibit I

FIRPTA AFFIDAVIT

Section 1445 of the Internal Revenue Code provides that a transferee of an interest in real property located in the United States must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition by [SHR Scottsdale, L.L.C. / SHR Scottsdale Z, L.L.C.], a Delaware limited liability company (“Transferor”), of its interest in real property in the United States, the undersigned hereby certifies the following on behalf of Transferor:

1. Transferor is not a foreign corporation, foreign partnership, foreign limited liability company, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);3

2. Transferor’s U.S. employer identification number is [                    ] and

3. Transferor’s address is:

c/o Strategic Hotels & Resorts, Inc.

200 West Madison Street

Suite 1700

Chicago, Illinois 60606

Transferor understands that this Certificate may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could result in punishment by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this Certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this Certificate on behalf of Transferor.

Dated as of                         , 2011.

TRANSFEROR:

[SHR SCOTTSDALE, L.L.C. / SHR SCOTTSDALE Z, L.L.C.]

By:
Name:
Title:

[3]	To be updated if transferor is a disregarded entity.

Exhibit J

When Recorded, Return To:

Perkins Coie LLP

131 South Dearborn Street

Suite 1700

Chicago, Illinois 60603-5559

Attention:        Daniel G.M. Marre

ASSIGNMENT AND ASSUMPTION OF HOTEL AGREEMENTS

This Assignment and Assumption of Hotel Management Agreement (“Assignment”) is entered into as of June 9, 2011 (the “Effective Date”), by and among DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company (“Assignor”), WALTON/SHR FPH, LLC, a Delaware limited liability (“Assignee”), FAIRMONT HOTELS & RESORTS (U.S.) INC., a corporation formed under the laws of Delaware (“Operator”), and SCOTTSDALE PRINCESS PARTNERSHIP, a general partnership formed under the laws of Arizona (the “Employment Company”; and together with the Operator, the “Operating Parties”).

R E C I T A L S

A. Assignor and Operator are parties to that certain Hotel Management Agreement dated as of September 1, 2006, as amended by a First Amendment to Hotel Management Agreement made as of                     , 2007 [sic], by a Second Amendment to Hotel Management Agreement made as of January 1, 2010, and a letter agreement dated as June 9, 2011 (the “HMA”) relating to the real property located in Scottsdale, Arizona commonly known as the “Fairmont Scottsdale Princess” and legally described on Exhibit A attached hereto (the “Hotel”).

B. A Memorandum of Hotel Management Agreement dated as of September 1, 2006 was recorded in the Official Records of the Maricopa County Recorder on September 9, 2006 as Document No. 20061183792 (the “Memorandum of HMA”).

C. Pursuant to the HMA, Operator provides certain hotel management services to the Hotel. All capitalized terms in this Assignment not defined herein shall have the same meanings as set forth in the HMA.

D. Employment Company and Assignor are the current parties in interest to that certain Hotel Employment Agreement dated September 1, 2006 for provision of hotel employment services and related agreements (the “Employment Agreement”).

E. Assignor, Operator, and Gerber Group Scottsdale, LLC (“Gerber”) are parties to that certain Bar Management Agreement dated February 1, 2008 (the “Bar Agreement”).

F. Assignor, Operator The Mina Group LLC (“Mina”) are parties to that certain Restaurant Management Agreement dated February 11, 2008 (the “Restaurant Agreement”).

G. SHR Scottsdale, L.L.C. (“Seller”), Operator and PGA Tour, Inc. (“PGA”), Tournament Players Club of Scottsdale, Inc. (“TPC”) are parties to that certain the Golf Facility Reservations and Use and Licensing Agreement dated December 20, 1985 (as amended, “Golf Agreement”; and together with the HMA, Employment Agreement, Bar Agreement, and Restaurant Agreement, the “Operating Agreements”).

H. Pursuant to the terms of a Purchase and Sale Agreement dated as of         , 2011 among Seller, Assignor and Assignee, among others (the “Purchase Agreement”), an affiliate of Assignor is selling the Hotel to an affiliate of Assignee, and an affiliate of Assignee is purchasing the Hotel from an affiliate of Assignor.

I. In connection with the sale of the Hotel, Seller and Assignor desire to assign all of their respective right, title and interest in the Operating Agreements to Assignee, and Assignee desires to accept such assignment and to assume all of Seller’s and Assignor’s respective obligations under the Operating Agreements, all on the terms and conditions set forth herein.

A G R E E M E N T

NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

1. Each of Seller and Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee as of the Effective Date, all of Seller’s and Assignor’s respective right, title and interest in and to the Operating Agreements. Assignee hereby accepts such Assignment, agrees to assume, perform, pay and discharge in full when due all of Assignor’s liabilities and obligations under or pursuant to the Operating Agreements, and agrees to indemnify Assignor and Seller against and hold Assignor and Seller harmless from any and all cost, liability, loss, damage or expense, including, without limitation, attorneys’ fees, accruing or arising out of the obligations thereunder first arising after the Effective Date. Operator and Employment Company hereby consent to such assignment by Seller and Assignor.

2. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

3. This Assignment shall be governed by and construed in accordance with the laws of the State of Arizona.

4. This Assignment is delivered pursuant to the Purchase Agreement.

5. Assignee acknowledges and agrees that, except as provided in the Purchase Agreement, the assignment of the Operating Agreements is specifically made “as-is” and “where-is,” without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Assignee has not relied and will not rely on, and Assignor is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the Operating Agreements made or furnished by Assignor, or any agent or broker representing or purporting to represent Assignor, to whomever made or given, directly or indirectly, orally or in writing.

6. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

[Next page is signature page].

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

ASSIGNOR:

DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company

By:
Name:	Robert T. McAllister
Title:	Senior Vice President, Tax

SELLER:

SHR SCOTTSDALE, L.L.C., a Delaware limited liability company

By:
Name:	Robert T. McAllister
Title:	Senior Vice President, Tax

ASSIGNEE:

WALTON/SHR FPH, LLC, a Delaware limited liability company

By:
Name:
Title:

OPERATOR:

FAIRMONT HOTELS & RESORTS (U.S.) INC., a corporation formed under the laws of Delaware

By:
Name:
Title:

[signatures continue on the next page]

EMPLOYMENT COMPANY:

SCOTTSDALE PRINCESS PARTNERSHIP, an Arizona general partnership

By:	CP Hotels (Scottsdale 1) Inc.,
a Delaware corporation, general partner

By:
Name:
Title:

By:	CP Hotels (Scottsdale 2) Inc.,
a Delaware corporation, general partner

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	ss.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this          day of                     , 2011, by Robert T. McAllister, as Senior Vice President, Tax of DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company, on behalf of the limited liability company.

Notary Public

My Commission Expires:

STATE OF ILLINOIS	)
	)	ss.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this          day of                     , 2011, by Robert T. McAllister, as Senior Vice President, Tax of SHR SCOTTSDALE, L.L.C., a Delaware limited liability company, on behalf of the limited liability company.

Notary Public

My Commission Expires:

STATE OF	)
	)	ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this          day of                     , 2011, by                                                  , as                                                   of. WALTON/SHR FPH, LLC, a Delaware limited liability company, on behalf of the limited liability company.

Notary Public

My Commission Expires:

STATE OF	)
	)	ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this          day of                     , 2011, by                                                  , as                                                   of FAIRMONT HOTELS & RESORTS (U.S.), Inc., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission Expires:

STATE OF	)
	)	ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this          day of                     , 2011, by                                                  , as                                                   of CP HOTELS (SCOTTSDALE 1) INC., a Delaware corporation, as a general partner of, and on behalf of SCOTTSDALE PRINCESS PARTNERSHIP, an Arizona general partnership.

Notary Public

My Commission Expires:

STATE OF	)
	)	ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this ____ day of ______________, 2011, by ___________________________, as ________________________________ of CP HOTELS (SCOTTSDALE 2) INC., a Delaware corporation, as a general partner of, and on behalf of SCOTTSDALE PRINCESS PARTNERSHIP, an Arizona general partnership.

Notary Public

My Commission Expires:

EXHIBIT A

Legal Description

Exhibit K

ASSET MANAGEMENT AGREEMENT

[attached behind]

Exhibit L-1

MASTER PARTNERSHIP AGREEMENT

[attached behind]

Exhibit L-2

NEW OPERATING TENANT AGREEMENT

[attached behind]

Exhibit M

MORTGAGE INDEBTEDNESS TERM SHEET

Exhibit N

HOTEL AGREEMENTS ESTOPPEL

                             , 2011

FMT Scottsdale Owner, LLC

Walton/SHR FPH, LLC

c/o Strategic Hotels & Resorts, Inc.

200 West Madison

Suite 1700

Chicago, Illinois 60606

Attention: General Counsel

Telecopy: (312) 658-5799

Re:	The Fairmont Princess Scottsdale

Ladies and Gentlemen:

Reference is made to that certain Hotel Management Agreement dated as of September 1, 2006 between DTRS Scottsdale, L.L.C. (“Seller”) and Fairmont Hotels & Resorts (U.S.) Inc. (“Operator”), as amended by a First Amendment to Hotel Management Agreement made as of                             , 2007 [sic], a Second Amendment to Hotel Management Agreement made as of January 1, 2010, and a letter agreement dated [            ], 2011 (collectively, the “Hotel Management Agreement”) for the management and operation of The Fairmont Princess Scottsdale Princess in Scottsdale, Arizona (the “Hotel”).

Reference is made to that certain Hotel Employment Agreement dated September 1, 2006 (the “Employment Agreement”) for provision of hotel employment services and related agreements between Seller and Scottsdale Princess Partnership, a general partnership formed under the laws of Arizona (the “Employment Company”).

The Seller has informed Operator and the Employment Company that the Seller intends to sell the Hotel to FMT Scottsdale Owner, LLC, a Delaware limited liability company (the “Purchaser”). As part of such sale, the Seller will assign the Operating Agreement to Walton/SHR FPH, LLC, a Delaware limited liability company and an affiliate of Purchaser (“Operating Tenant”). In connection therewith, each of Operator and the Employment Company hereby acknowledges, certifies and represents to the Purchaser and the Operating Tenant as follows:

1. Neither the Hotel Management Agreement nor the Employment Agreement has been further modified or amended and is in full force and effect and there are no other agreements between the Seller and Operator or the Seller and the Employment Company with respect to the operation or management of the Hotel.

2. There are no defaults, claims, rights of set-off, defenses or disputes under the Hotel Management Agreement or the Employment Agreement, and no events have occurred which with the giving of notice or the passage of time or both could become a default under the Hotel Management Agreement or the Employment Agreement. There are no pending arbitration proceedings under the Hotel Management Agreement or the Employment Agreement.

3. No payments or other sums are past due to Operator under or pursuant to the Hotel Management Agreement or the Employment Agreement, and there are no outstanding amounts owed to Seller under the Hotel Management Agreement or the Employment Agreement that are past due.

4. Operator has not assigned any of its rights under the Hotel Management Agreement and, to the best of its knowledge, Seller has not assigned any of its rights under the Hotel Management Agreement prior to the assignment to the Operating Tenant, other than to the current mortgagee of the Hotel. Employment Company has not assigned any of its rights under the Employment Agreement and, to the best of its knowledge, Seller has not assigned any of its rights under the Employment Agreement prior to the assignment to the Operating Tenant, other than to the current mortgagee of the Hotel.

5. The Basic Fee under the Hotel Management Agreement is [                    ]. There is no accrued and unpaid Incentive Fee under the Hotel Management Agreement for any calendar year prior to calendar year 2011.

6. The Initial Operating Term (as defined in the Hotel Management Agreement) commenced on September 1, 2006 and shall terminate on December 31, 2036 and there are three ten-year renewal options.

7. The Seller has approved the annual budget for calendar year 2011.

8. Each of Operator and the Employment Company consents to the transfer of the Hotel to Purchaser and the assignment of the Hotel Management Agreement and the Employment Company to the Operating Tenant.

Operator and Employment Company understand that the Purchaser will be purchasing the Hotel and that the Operating Tenant will be assuming the Hotel Management Agreement and the Employment Agreement in reliance on this Estoppel Certificate and that Operator and Employment Company will be bound by the terms hereof. This Estoppel Certificate shall inure to the benefit of the Purchaser, the Operating Tenant, their lenders and their successors and assigns.

[signatures appear on the next page]

Very truly yours,

FAIRMONT HOTELS & RESORTS (U.S.) INC.

By:
Title:

SCOTTSDALE PRINCESS PARTNERSHIP, an Arizona general partnership

By:	CP Hotels (Scottsdale 1) Inc.,
a Delaware corporation, general partner

By:
Name:
Title:

By:	CP Hotels (Scottsdale 2) Inc.,
a Delaware corporation, general partner

By:
Name:
Title:

Exhibit O

SELLER ESTOPPEL

                             , 2011

FMT Scottsdale Owner, LLC

Walton/SHR FPH, LLC

c/o Strategic Hotels & Resorts, Inc.

200 West Madison

Suite 1700

Chicago, Illinois 60606

Attention: General Counsel

Telecopy: (312) 658-5799

Re:	The Fairmont Princess Scottsdale

Ladies and Gentlemen:

Reference is made to that certain Purchase and Sale Agreement dated as of             , 2011 between SHR SCOTTSDALE, L.L.C., a Delaware limited liability company (“SHR”), DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company (“DTRS”), and SHR SCOTTSDALE Z, LLC, a Delaware limited liability company (“SHR Z”) (SHR, DTRS, and SHR Z are collectively referred to as, “Seller”), and FMT Scottsdale OWNER, LLC, a Delaware limited liability company (“Hotel Owner”), WALTON/SHR FPH, LLC, a Delaware limited liability (“Operating Tenant”) (New Hotel Owner and New Operating Tenant are herein collectively referred to as “Purchaser”).

The Seller has informed Operator that the Seller intends to sell the Hotel to Hotel Owner. And as part of such sale, the Seller will assign the Agreements (defined below) to Operating Tenant. In connection therewith, Seller hereby acknowledges, certifies and represents to the Purchaser as follows:

1.

None of (i) that certain Bar Management Agreement among Seller, Fairmont Hotels & Resorts (U.S.) Inc. (“Operator”), and Gerber Group Scottsdale, LLC (“Gerber”) dated February 1, 2008 (“Bar Agreement”), (ii) that certain Restaurant Management Agreement among Seller, Operator, and The Mina Group LLC (“Mina”) dated February 11, 2008 (“Restaurant Agreement”) and (iii) the ceratin Golf Facility Reservations and Use and Licensing Agreement among, PGA Tour, Inc. (“PGA”), Tournament Players Club of Scottsdale, Inc. (“TPC”), Seller, and Operator dated December 20, 1985 (as amended, “Golf Agreement”, together with the Bar Agreement and the Restaurant

Agreement, the “Agreements”) have been modified or amended and each such Agreement is in full force and effect.

2.

There are no defaults, claims, rights of set-off, defenses or disputes under any of the Agreements, and no events have occurred which with the giving of notice or the passage of time or both could become a default under any of the Agreements. There are no pending arbitration proceedings under any of the Agreements.

3.	No payments or other sums are past due to Seller under or pursuant to any of the Agreements and there are no payments or other sums are past due to any of Gerber, Mina, PGA or TPC.

4.	Seller has not assigned any of its rights under any of the Agreement and, to the best of its knowledge, other than to the current mortgagee of the Hotel.

Seller is also assigning to the Hotel Owner its rights in that certain Lease dated as of December 30, 1985, by and between the City of Scottsdale, Arizona, as landlord (the “City”), and SRH Scottsdale, L.L.C., as successor to the Scottsdale Princess Partnership, as tenant, (the “Seller”) as amended by amendments dated as of November 17, 1986, April 4, 1995, December 23, 2002 (including both a 3rd amendment and a Wall and Sign Agreement) (the “Ground Lease”) and reflected in a Memorandum of Ground Lease and Right of First Refusal dated as of November 21, 1986. The Fairmont Scottsdale Princess (the “Hotel”) is built, in part, on the leased premises referred to in the Ground Lease. In connection therewith, the Seller further acknowledges, certifies and represents to the Purcahser as follows:

5.

The Ground Lease has not been further modified or amended other than as set forth above, is in full force and effect, and there are not any other agreements between the Seller and the City with respect to the premises leased pursuant to the Ground Lease.

6.	All payments or other sums due to the City pursuant to the Ground Lease have been paid through , 2011.

7.

There are no defaults, claims, rights of set-off, defenses or disputes under the Ground Lease, and no events have occurred which with the giving of notice or the passage of time or both could become a default under the Ground Lease. There are no pending arbitration proceedings under the Ground Lease.

Seller understands that the Purchaser will be purchasing the Hotel and that the Operating Tenant will be leasing the Hotel in reliance on this Estoppel Certificate and that Seller will be bound by the terms hereof. This Estoppel Certificate shall inure to the benefit of the Purchaser, the Operating Tenant, their lenders and their successors and assigns.

Very truly yours,

SELLER:

SHR SCOTTSDALE, L.L.C., a Delaware limited liability company

By:
Its:

DTRS SCOTTSDALE, L.L.C., a Delaware limited liability company

By:
Its:

SHR SCOTTSDALE Z, L.L.C., a Delaware limited liability company

By:
Its:

Exhibit P

GROUND LEASE ESTOPPEL

                             , 2011

FMT Scottsdale Owner, LLC

c/o Strategic Hotels & Resorts, Inc.

200 West Madison

Suite 1700

Chicago, Illinois 60606

Attention: General Counsel

Telecopy: (312) 658-5799

Re:	The Fairmont Princess Scottsdale

Ladies and Gentlemen:

Reference is made to that certain Lease dated as of December 30, 1985, by and between the City of Scottsdale, Arizona, as landlord (the “City”), and SRH Scottsdale, L.L.C., as successor to the Scottsdale Princess Partnership, as tenant, (the “Seller”) as amended by amendments dated as of November 17, 1986, April 4, 1995, December 23, 2002 (including both a 3rd amendment and a Wall and Sign Agreement) (the “Ground Lease”) and reflected in a Memorandum of Ground Lease and Right of First Refusal dated as of November 21, 1986. The Fairmont Scottsdale Princess (the “Hotel”) is built, in part, on the leased premises referred to in the Ground Lease.

The Seller has informed the City that the Seller intends to sell the Hotel and assign the Ground Lease to FMT Scottsdale Owner, LLC, a Delaware limited liability company (the “Purchaser”). In connection therewith, the City hereby acknowledges, certifies and represents to the Purchaser as follows:

1. The Ground Lease has not been further modified or amended other than as set forth above, is in full force and effect, and there are not any other agreements between the Seller and the City with respect to the premises leased pursuant to the Ground Lease.

2. All payments or other sums due to the City pursuant to the Ground Lease have been paid through             , 2011.

3. There are no defaults, claims, rights of set-off, defenses or disputes under the Ground Lease, and no events have occurred which with the giving of notice or the passage of time or both could become a default under the Ground Lease. There are no pending arbitration proceedings under the Ground Lease.

The City understands that the Hotel Owner will be purchasing the Hotel and assuming the Ground Lease in reliance on this Estoppel Certificate and that City will be bound by the terms hereof. This Estoppel Certificate shall inure to the benefit of the Purchaser and its lenders and its successors and assigns.

Very truly yours,

City of Scottsdale